                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-08006

                          SCUDDER MG INVESTMENTS TRUST
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        9/30

Date of reporting period:       9/30/04

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Mid Cap Growth Fund

Scudder Small Cap Growth Fund

Scudder Micro Cap Fund

Annual Report to Shareholders

September 30, 2004

Contents

<Click Here> Portfolio Management Review

Scudder Mid Cap Growth Fund

<Click Here> Performance Summary

<Click Here> Information About Your
Fund's Expenses

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent
Registered Public
Accounting Firm

Scudder Small Cap Growth Fund

<Click Here> Performance Summary

<Click Here> Information About Your
Fund's Expenses

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent
Registered Public
Accounting Firm

<Click Here> Tax Information

Scudder Micro Cap Fund

<Click Here> Performance Summary

<Click Here> Information About Your
Fund's Expenses

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent
Registered Public
Accounting Firm

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Account Management
Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about each fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Scudder Mid Cap Growth Fund is subject to stock market risk. Stocks of medium-sized companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be subject to more erratic and abrupt market movements. Scudder Small Cap Growth Fund is subject to stock market risk. Stocks of small companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be subject to more erratic and abrupt market movements. Scudder Micro Cap Fund is subject to stock market risk. Stocks of micro capitalization companies (minimum market capitalization of $10 million) involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be subject to more erratic and abrupt market movements. Please read each fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Portfolio Management Review

Scudder Mid Cap Growth Fund, Scudder Small Cap Growth Fund and Scudder Micro Cap Fund: A Team Approach to Investing

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Mid Cap Growth Fund, Scudder Small Cap Growth Fund and Scudder Micro Cap Fund. DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Samuel A. Dedio

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1999 after eight years of experience, formerly serving as analyst at Ernst & Young, LLP, Evergreen Asset Management and Standard & Poor's Corp.

• Over 13 years of investment industry experience.

• MS, American University, Kogod School of Business.

• Joined the fund in 2002.

Robert S. Janis

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

• Joined Deutsche Asset Management and the fund in 2004.

• Previously served as portfolio manager for ten years at Credit Suisse Asset Management (or at its predecessor, Warburg Pincus Asset Management).

• Over 20 years of investment industry experience.

• MBA, University of Pennsylvania, Wharton School.

In the following interview, Co-Lead Portfolio Managers Samuel A. Dedio and Robert S. Janis discuss the funds' market environment, performance and strategy during the 12-month period ended September 30, 2004. Audrey M.T. Jones retired on June 30, 2004. Effective July 1, 2004, Dedio and Janis became co-lead portfolio managers of the funds. In addition, Scudder Small Cap Fund changed its name to Scudder Small Cap Growth Fund. On August 20, 2004, Scudder Mid Cap Fund changed its name to Scudder Mid Cap Growth Fund. The funds' names were changed to better reflect their investment strategies.

Q: How did Scudder Micro Cap Fund, Scudder Small Cap Growth Fund and Scudder Mid Cap Growth Fund perform for their most recent fiscal year?

A: Scudder Micro Cap Fund's Class A shares posted a 12.37% total return and Scudder Small Cap Growth Fund's Class A shares posted a 7.95% total return for the 12-month period, compared with the 11.92% return of the Russell 2000 Growth Index. Scudder Mid Cap Growth Fund's Class A shares returned 5.24% for the 12-month period, compared with the 13.68% return of the Russell Midcap Growth Index. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower.) The Lipper Small-Cap Growth Funds, Small-Cap Core Funds and Mid-Cap Growth Funds categories' average returns for the period were 9.15%, 20.52% and 10.42%, respectively.1 Please see the Performance Summary that begins on page 13 (Scudder Mid Cap Growth Fund), page 44 (Scudder Small Cap Growth Fund) and page 74 (Scudder Micro Cap Fund) for standardized performance for all share classes.

1 Source: Lipper Inc. The Lipper Small-Cap Growth Funds category includes portfolios that invest at least 75% of equity assets in companies with market capitalizations less than 300% of the dollar-weighted median market capitalization of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. These portfolios typically have above-average price-to-earnings ratios and price-to-book ratios compared with the S&P SmallCap 600 Index.
The Lipper Small-Cap Core Funds category includes portfolios that invest at least 35% of equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared with the S&P SmallCap 600 Index.
The Lipper Mid-Cap Growth Funds category includes portfolios that invest at least 75% of equity assets in companies with market capitalizations of less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. These portfolios typically have above-average price-to-earnings ratios and price-to-book ratios compared with the S&P MidCap 400 Index. It is not possible to invest directly in an index or a Lipper category.

Q: What were the best and worst stock performers for each of the three funds?

A: Among the top contributing securities for Scudder Micro Cap Fund were Shuffle Master, Inc. from the consumer discretionary sector and Connetics Corp. from the health care sector. Shuffle Master manufactures automatic card-shuffling systems and gaming-related devices. In an effort to focus on its core competencies of table games businesses and products, the company sold its slot assets for a profit to International Game Technology in February 2004. Later the same month, the company announced two acquisitions which are expected to add to its growth: BET Technology, a privately held table-game company with exclusive rights to three games, and Casinos Austria Research and Development, a supplier of casino products such as chip counters. Connetics is a specialty pharmaceutical company that focuses exclusively on the treatment of dermatological conditions. The company has two main products - Olux and Luxiq foam - which are used to treat skin conditions such as psoriasis and eczema. In February, the company announced that it had entered into a binding purchase agreement with the large Swiss pharmaceutical company Roche to acquire exclusive rights in the United States to a drug called Psoriatane. An oral medicine used to treat psoriasis in adults, Psoriatane has already been approved by the Food and Drug Administration. The transaction closed in March, and Connetics expects strong sales from this drug over the next several years.

Among the detractors from Scudder Micro Cap Fund's performance over the period were Intervideo Inc. from the information technology sector and Wild Oats Markets, Inc. from the consumer staples sector. Intervideo is a provider of DVD software that allows users to record, edit and play digital multimedia content on PCs, DVD players and digital video recorders. A substantial portion of the company's revenue comes from sales of its software DVD player for PCs, WinDVD. The company posted disappointing earnings in November 2003. Soon afterwards a prominent investment firm cut its earnings estimates and target for the company. We sold this security in December and deployed the assets into new ideas. Wild Oats Markets is a nationwide chain of natural and organic foods markets in the United States and Canada. With nearly $970 million in annual sales, the company currently operates 108 natural foods stores in 24 states and British Columbia. The company recently revised its earnings and sales guidance, as comparable-store sales in the third quarter of 2004 are expected to be flat to slightly negative. Higher-than-anticipated investments made in pricing and promotions to build sales in regions affected by fierce competitive activity - primarily in Southern California and Texas - caused the gross margin in the third quarter to decline.

For Scudder Mid Cap Growth Fund, the top contributors to performance during the annual period were Harman International Industries, Inc. in the consumer discretionary sector and The First Marblehead Corp. within financials. Harman makes high-quality audio and "infotainment" systems, as well as larger systems that are used by stadiums and radio stations. It is also the leading manufacturer of infotainment systems used in automobiles, a market that is growing rapidly. Harman has beat earnings estimates consistently and reported record earnings for its fiscal year ended June 30, 2004. First Marblehead's principal activity is to provide outsourcing services for private education lending in the United States. The company helps to meet the demand for education loans by providing financial and educational institutions with an integrated suite of services for student-loan programs. The company reported record fiscal fourth-quarter and year-end earnings during the period.

The most disappointing stocks for Scudder Mid Cap Growth Fund were Alliance Gaming Corp. from the consumer discretionary sector and Applied Micro Circuits Corp. from the information technology sector. Alliance Gaming sells gaming machines and monitoring, accounting and security systems to casinos. The company disappointed investors by missing earnings estimates for the June 2004 quarter, citing lower income from its recurring revenue streams. Since we believed that company fundamentals had deteriorated, and we lacked confidence in the company's ability to execute, the position was sold in June. The sale enabled the fund to avoid further damage, as the stock continued to decline through the end of the period. Applied Micro Circuit's principal activities are to design, develop, manufacture and market high-performance, high-bandwidth silicon integrated circuits. Applied Micro Circuits has been challenged by the weak technology environment during the year, and the company missed earnings estimates. We sold our position in order to deploy the assets elsewhere.

The two stocks that contributed the most to Scudder Small Cap Growth Fund's results during the period were Fairchild Semiconductor International, Inc. from the information technology sector and Ultra Petroleum Corp. from the energy sector. Fairchild Semiconductor's principal activity is to supply high-performance products that minimize, convert, manage and distribute power for multiple-end markets. The company recently released its third-quarter results, reporting its highest gross profit in more than three years, with power product sales growing 34% from the third quarter of 2003, the 24th consecutive quarter of positive cash flow. Ultra Petroleum's principal activity is the development, production, exploration and acquisition of oil and gas properties. Operations are focused primarily in the Green River Basin of southwest Wyoming and Bohai Bay, offshore China. The company recently reported that its earnings increased 170% for the quarter ended September 30. By continuing to bring on new wells from this year's program and delivering its first oil from China during the quarter, the company increased production by 87% year over year. Ultra also benefited from stronger commodity prices, a flat cost structure and expected increases in its production going forward. (As of September 30, 2004, positions in Fairchild Semiconductor, Inc. and Ultra Petroleum Corp. were sold.)

Detracting the most from Scudder Small Cap Growth Fund's performance were Alliance Gaming (see details above) and Netflix Inc. from the consumer discretionary sector. Netflix's principal activity is to provide movie rental subscription services. The company provides access to a comprehensive library of more than 18,000 movie, television and other filmed entertainment titles for more than one million subscribers. The company's share price tumbled in the middle of the year as a number of lawsuits were brought against it for allegedly failing to disclose subscriber cancellations and understating the company's "churn rate" (the percentage of its subscribers that cancel per month). This information was deemed critically important for investors analyzing the company's prospects and the potential of its business model. The company was being forced continuously to replenish its subscriber base through additional marketing expenditures. For us, these lawsuits call into question the potential long-term profitability of Netflix and the viability of its business model. We no longer hold this security. (As of September 30, 2004, the position in Alliance Gaming was sold.)

Q: What impact did sector positioning and stock selection have on the funds' results?

A: During the annual period, Scudder Micro Cap Fund benefited from its sector positioning. Stock selection was the primary detractor from performance. While the fund was adversely affected by its underweight in industrials and overweight in consumer discretionary, the fund benefited from an underweight in information technology and its overweights in energy and materials.2 In terms of stock selection, our picks in materials, energy and health care helped performance, while stock selection in information technology, consumer discretionary and financials lagged the benchmark.

2 "Underweight" means the fund holds a lower weighting in a given sector than the benchmark index. "Overweight" means the fund holds a higher weighting in a given sector than the benchmark index.

For Scudder Mid Cap Growth Fund, both stock selection and sector positioning had a negative effect on performance. While the fund benefited from overweights in materials and energy, our overweight within financials and our underweight in health care adversely affected performance. Stock selection was the primary detractor from performance for the annual period. While our picks in consumer discretionary, financials and materials helped performance, stock selection within health care, industrials and information technology underperformed their respective counterparts in the benchmark index.

In the case of Scudder Small Cap Growth Fund, sector positioning boosted performance, while stock selection was the primary detractor from performance. Although the fund was adversely affected by an underweight in industrials and an overweight in consumer discretionary stocks, it benefited from an underweight in information technology and overweights in both energy and materials. Stock selection within materials, energy and health care contributed to performance, while our picks in information technology, consumer discretionary and financials lagged the benchmark.

Q: What were the major factors affecting small-cap and mid-cap equities during the period?

A: During October 2003, the macroeconomic picture showed many signs of improvement to indicate that the US economy was firmly on the path of expansion. The Institute for Supply Management manufacturing index, a leading economic indicator, rose to 57% from 53.7% in September 2003. At the same time, the services side of the economy grew for the seventh consecutive month. The equity markets continued to surge - led by value stocks - as a result of positive economic indicators and positive corporate earnings announcements. During November and December, expansion continued in the manufacturing sector, while the unemployment rate dropped to a 14-month low of 5.7%, and consumers continued to spend as chain stores reported the strongest holiday season in four years.

In January 2004, economic data continued to show signs of improvement. Although the employment picture remained cloudy, the unemployment rate decreased from 5.9% to 5.7%, and the equity markets continued to surge, led by the small-cap equity segment. In February, the economy showed sustained improvement as fourth-quarter gross domestic product (GDP) grew at a solid 4.1% rate, primarily as a result of stronger business equipment and software spending, higher inventory investment and increased export volume. Inflation remained muted as measured by the consumer price index, rising by 0.5% in January. In March, concern regarding the slow job recovery, higher energy prices and terrorist events hampered consumer and investor confidence. Despite this news, the equity markets ended both the month and quarter with positive performance.

From April through June, the macroeconomic picture continued to indicate that the US economy was expanding purposefully, as 800,000 new jobs were reported over the three-month period. Second-quarter GDP grew at a 3.0% rate, primarily as a result of strong business investment. In August, however, signs of moderation in economic growth, including a revised second-quarter GDP rate of 2.8% and lower-than-expected employment numbers, made consumers and investors wonder whether the recovery was sustainable. In September, headline attention focused increasingly on the two presidential candidates and overshadowed positive economic data released during the period. The Federal Reserve also raised short-term interest rates by 25 basis points to 1.75%, stating its belief that the economy had regained some traction. Despite these positive indicators, consumers remained concerned as oil prices remained above $50 per barrel. In addition, escalating presidential campaign rhetoric pertaining to the economy and US job growth adversely affected consumer and investor confidence. Despite higher oil prices and weak earnings news, equity markets rallied in September and ended the period on a positive note.

Q: In light of the results for the most recent period, what investment strategies will you be pursuing going forward?

A: With underlying economic and market factors supportive of the equity markets, we believe that investor focus continues to turn toward the more profitable, institutional-quality small- and mid-cap companies as they report earnings. This should continue to bode well for the segment, despite rising interest rates, higher energy costs and slowing mutual fund flows. For the third quarter, earnings growth is expected to come in ahead of large caps, and this should continue to drive better relative performance. While the small-cap and mid-cap segments as a whole may be fairly valued versus large caps, with the economic recovery progressing, there could be expansion on several market-cap fronts, leading to continued outperformance in the segment. Small-cap growth and mid-cap growth still look cheaper than small-cap value and mid-cap value, respectively. With the continued signs of a return to quality, we believe that the last quarter of 2004 will continue to be a stock picker's market. We have not changed our time-tested, valuation-sensitive investment process, and we are optimistic that our process will work in the current market environment.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Performance Summary September 30, 2004

Scudder Mid Cap Growth Fund

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Investment Class, Class R and Institutional Class shares are not subject to sales charges.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Effective on August 20, 2004, the Russell Midcap Growth Index replaced the S&P MidCap 400 Index as the fund's benchmark index because the Advisor believes it is more appropriate to measure the fund's performance against the Russell Midcap Growth Index as it is more accurately reflects the fund's investment strategy.

Returns shown for Class A, B and C shares prior to their inception on June 28, 2002 and Class R prior to its inception on July 1, 2003 are derived from the historical performance of Investment Class shares of the Scudder Mid Cap Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

At the close of business on August 31, 2000, shares of Equity Appreciation - Institutional Class merged into Institutional Class shares of Mid Cap Growth Fund. Equity Appreciation - Institutional Class was managed by the same investment management team with the same objectives, policies and strategies as Mid Cap. The performance shown reflects Equity Appreciation - Institutional Class shares' actual returns from its inception on October 12, 1993. Performance for periods after August 31, 2000 reflect the performance of the Mid Cap Growth Fund - Institutional Class.

Scudder Mid Cap Growth Fund

Average Annual Total Returns (Unadjusted for Sales Charge) as of 9/30/04
Scudder Mid Cap Growth Fund	1-Year	3-Year	5-Year	10-Year
Class A	5.24%	4.17%	1.73%	10.11%
Class B	4.49%	3.33%	.83%	9.08%
Class C	4.41%	3.30%	.82%	9.07%
Investment Class	5.32%	4.20%	1.75%	10.12%
Class R	4.79%	3.83%	1.43%	9.81%
Institutional Class	5.54%	4.47%	2.19%	10.40%
S&P MidCap 400 Index+	17.55%	12.42%	10.51%	14.48%
Russell Midcap Growth Index++	13.68%	10.09%	.63%	9.64%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

Net Asset Value
	Class A	Class B	Class C	Investment Class	Class R	Institutional Class
Net Asset Value: 9/30/04	$ 12.06	$ 11.86	$ 11.85	$ 12.07	$ 12.03	$ 12.19
9/30/03	$ 11.46	$ 11.35	$ 11.35	$ 11.46	$ 11.45	$ 11.55

Investment Class Lipper Rankings - Mid-Cap Growth Funds Category as of 9/30/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	427	of	505	85
3-Year	251	of	408	61
5-Year	113	of	255	45
10-Year	29	of	98	30

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Investment Class shares; other share classes may vary.

Scudder Mid Cap Growth Fund

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Mid Cap Growth Fund - Class A [] S&P MidCap 400 Index+ [] Russell Midcap Growth Index++

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 9/30/04
Scudder Mid Cap Growth Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,918	$10,653	$10,269	$24,697
	Average annual total return	-.82%	2.13%	.53%	9.46%
Class B	Growth of $10,000	$10,149	$10,832	$10,343	$23,847
	Average annual total return	1.49%	2.70%	.68%	9.08%
Class C	Growth of $10,000	$10,441	$11,023	$10,415	$23,827
	Average annual total return	4.41%	3.30%	.82%	9.07%
S&P MidCap 400 Index+	Growth of $10,000	$11,755	$14,207	$16,480	$38,648
	Average annual total return	17.55%	12.42%	10.51%	14.48%
Russell Midcap Growth Index++	Growth of $10,000	$11,368	$13,342	$10,320	$25,093
	Average annual total return	13.68%	10.09%	.63%	9.64%

The growth of $10,000 is cumulative.

+ S&P MidCap 400 Index is an unmanaged index that tracks the stock movement of 400 mid-sized US companies.
++ Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Scudder Mid Cap Growth Fund

Growth of an Assumed $10,000 Investment
[] Scudder Mid Cap Growth Fund - Investment Class [] S&P MidCap 400 Index+ [] Russell Midcap Growth Index++

Yearly periods ended September 30

Comparative Results as of 9/30/04
Scudder Mid Cap Growth Fund		1-Year	3-Year	5-Year	10-Year
Investment Class	Growth of $10,000	$10,532	$11,312	$10,904	$26,225
	Average annual total return	5.32%	4.20%	1.75%	10.12%
Class R	Growth of $10,000	$10,479	$11,193	$10,736	$25,499
	Average annual total return	4.79%	3.83%	1.43%	9.81%
S&P MidCap 400 Index+	Growth of $10,000	$11,755	$14,207	$16,480	$38,648
	Average annual total return	17.55%	12.42%	10.51%	14.48%
Russell Midcap Growth Index++	Growth of $10,000	$11,368	$13,342	$10,320	$25,093
	Average annual total return	13.68%	10.09%	.63%	9.64%

Scudder Mid Cap Growth Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$1,055,400	$1,140,300	$1,114,500	$2,689,000
	Average annual total return	5.54%	4.47%	2.19%	10.40%
S&P MidCap 400 Index+	Growth of $1,000,000	$1,175,500	$1,420,700	$1,648,000	$3,864,800
	Average annual total return	17.55%	12.42%	10.51%	14.48%
Russell Midcap Growth Index++	Growth of $1,000,000	$1,136,800	$1,334,200	$1,032,000	$2,509,300
	Average annual total return	13.68%	10.09%	.63%	9.64%

The growth of $10,000/$1,000,000 is cumulative.

The minimum investment for Institutional Class shares is $1,000,000.

+ S&P MidCap 400 Index is an unmanaged index that tracks the stock movement of 400 mid-sized US companies.
++ Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Mid Cap Growth Fund (the "Fund"), you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, all classes of the Fund limited these expenses; had they not done so, expenses would have been higher. The table is based on an investment of $1,000 made at the beginning of the six-month period ended September 30, 2004.

The table illustrates your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2004
Actual Fund Return	Class A	Class B	Class C	Investment Class	Class R	Institutional Class
Beginning Account Value 4/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/04	$ 957.10	$ 954.10	$ 953.30	$ 957.90	$ 955.50	$ 958.30
Expenses Paid per $1,000*	$ 6.12	$ 9.78	$ 9.78	$ 6.13	$ 7.32	$ 4.89
Hypothetical 5% Fund Return	Class A	Class B	Class C	Investment Class	Class R	Institutional Class
Beginning Account Value 4/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/04	$ 1,018.82	$ 1,015.06	$ 1,015.06	$ 1,018.81	$ 1,017.58	$ 1,020.08
Expenses Paid per $1,000*	$ 6.31	$ 10.08	$ 10.09	$ 6.32	$ 7.56	$ 5.04

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Investment Class	Class R	Institutional Class
Scudder Mid Cap Growth Fund	1.25%	2.00%	2.00%	1.25%	1.50%	1.00%

For more information, please refer to the Fund's prospectus.

Portfolio Summary September 30, 2004

Scudder Mid Cap Growth Fund

Asset Allocation	9/30/04	9/30/03

Common Stocks	95%	94%
Cash Equivalents	5%	6%
	100%	100%

Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	9/30/04	9/30/03

Consumer Discretionary	25%	14%
Health Care	22%	17%
Information Technology	21%	24%
Financials	9%	11%
Materials	7%	6%
Energy	7%	7%
Industrials	5%	13%
Consumer Staples	2%	7%
Telecommunication Services	2%	1%
	100%	100%

Ten Largest Equity Holdings at September 30, 2004 (24.5% of Portfolio)
1. Cognos, Inc. Software manufacturer and distributor	3.5%
2. Packaging Corp. of America Manufacturer of containerboard and corrugated packaging products	2.7%
3. Rowan Companies, Inc. Contractor of drilling oil and gas wells	2.6%
4. The First Marblehead Corp. Provider of services for private education lending	2.4%
5. Legg Mason, Inc. Provider of various financial services	2.3%
6. Harman International Industries, Inc. Manufacturer of high fidelity audio and video components	2.3%
7. Intuit, Inc. Provider of financial software for households and small businesses	2.2%
8. Columbia Sportswear Co. Manufacturer of active outdoor apparel	2.2%
9. Urban Outfitters, Inc. Operator of retail and wholesale merchandise to customer niches	2.2%
10. Coventry Health Care, Inc. Provider of managed health care services	2.1%

Asset allocation, sector diversification and portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 21. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of September 30, 2004

Scudder Mid Cap Growth Fund	Shares	Value ($)

Common Stocks 95.2%
Consumer Discretionary 23.8%
Hotels Restaurants & Leisure 7.1%
MGM Mirage*	262,400	13,028,160
P.F. Chang's China Bistro, Inc.*	221,100	10,721,139
Station Casinos, Inc.	145,900	7,154,936
The Cheesecake Factory, Inc.*	302,500	13,128,500
		44,032,735
Household Durables 4.1%
Garmin Ltd. (c)	234,100	10,124,825
Harman International Industries, Inc. (c)	143,700	15,483,675
		25,608,500
Specialty Retail 8.3%
Advance Auto Parts, Inc.*	250,200	8,606,880
Aeropostale, Inc.*	447,700	11,729,740
Chico's FAS, Inc.* (c)	303,000	10,362,600
Regis Corp.	151,900	6,109,418
Urban Outfitters, Inc.* (c)	423,400	14,564,960
		51,373,598
Textiles, Apparel & Luxury Goods 4.3%
Columbia Sportswear Co.*	272,700	14,862,150
Fossil, Inc.*	391,200	12,103,728
		26,965,878
Consumer Staples 2.1%
Beverages 1.0%
Constellation Brands, Inc. "A"*	159,400	6,066,764
Food Products 1.1%
Dean Foods Co.*	240,050	7,206,301
Energy 6.6%
Energy Equipment & Services 4.8%
BJ Services Co.	233,000	12,211,530
Rowan Companies, Inc.*	671,400	17,724,960
		29,936,490
Oil & Gas 1.8%
Ultra Petroleum Corp.*	218,700	10,727,235
Financials 8.2%
Capital Markets 5.6%
E*TRADE Financial Corp.*	787,800	8,996,676
Investors Financial Services Corp. (c)	230,900	10,420,517
Legg Mason, Inc.	292,800	15,597,456
		35,014,649
Diversified Financial Services 2.6%
The First Marblehead Corp.*	344,000	15,961,600
Health Care 20.7%
Biotechnology 7.9%
Affymetrix, Inc.* (c)	220,500	6,771,555
Charles River Laboratories International, Inc.*	139,600	6,393,680
Chiron Corp.*	129,300	5,715,060
Genzyme Corp. (General Division)*	193,800	10,544,658
Invitrogen Corp.*	142,300	7,825,077
Martek Biosciences Corp.* (c)	120,600	5,865,984
Neurocrine Biosciences, Inc.*	122,100	5,758,236
		48,874,250
Health Care Equipment & Supplies 3.3%
C.R. Bard, Inc.	110,300	6,246,289
Kinetic Concepts, Inc.*	269,500	14,162,225
		20,408,514
Health Care Providers & Services 7.3%
Community Health Systems, Inc.*	491,800	13,121,224
Coventry Health Care, Inc.*	267,600	14,281,812
Pediatrix Medical Group, Inc.*	97,000	5,320,450
Triad Hospitals, Inc.*	372,500	12,828,900
		45,552,386
Pharmaceuticals 2.2%
Celgene Corp.*	238,200	13,870,386
Industrials 5.0%
Airlines 1.0%
JetBlue Airways Corp.* (c)	291,900	6,106,548
Commercial Services & Supplies 2.2%
Stericycle, Inc.*	299,900	13,765,410
Road & Rail 1.8%
Heartland Express, Inc.	600,150	11,072,767
Information Technology 20.0%
Communications Equipment 1.4%
Foundry Networks, Inc.*	922,700	8,756,423
Computers & Peripherals 1.5%
QLogic Corp.*	312,500	9,253,125
IT Consulting & Services 1.8%
Cognizant Technology Solutions Corp.*	372,400	11,361,924
Office Electronics 1.8%
Zebra Technologies Corp. "A"*	180,000	10,981,800
Semiconductors & Semiconductor Equipment 6.3%
Intersil Corp. "A"	673,600	10,730,448
Linear Technology Corp.	341,700	12,383,208
Microchip Technology, Inc.	361,000	9,689,240
NVIDIA Corp.*	438,800	6,371,376
		39,174,272
Software 7.2%
BEA Systems, Inc.*	928,200	6,413,862
Cognos, Inc.*	661,600	23,500,032
Intuit, Inc.*	329,800	14,972,920
		44,886,814
Materials 6.7%
Containers & Packaging 2.9%
Packaging Corp. of America	736,200	18,014,814
Metals & Mining 3.8%
Peabody Energy Corp.	240,000	14,280,000
United States Steel Corp. (c)	244,600	9,201,852
		23,481,852
Telecommunication Services 2.1%
Wireless Telecommunication Services
Nextel Partners, Inc. "A"*	798,600	13,240,788
Total Common Stocks (Cost $501,877,361)		591,695,823

Securities Lending Collateral 8.7%
Daily Assets Fund Institutional, 1.76% (d) (e) (Cost $53,900,640)	53,900,640	53,900,640

Cash Equivalent 5.0%
Scudder Cash Management QP Trust, 1.70% (b) (Cost $30,874,628)	30,874,628	30,874,628

Scudder Mid Cap Growth Fund	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $586,652,629) (a)	108.9	676,471,091
Other Assets and Liabilities, Net	(8.9)	(55,270,291)
Net Assets	100.0	621,200,800

* Non-income producing security.
(a) The cost for federal income tax purposes was $586,886,707. At September 30, 2004, net unrealized appreciation for all securities based on tax cost was $89,584,384. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $106,438,931 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $16,854,547.
(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at September 30, 2004 amounted to $52,155,066, which is 8.4% of net assets.
(d) Daily Asset Fund Institutional, an affiliated fund, is also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(e) Represents collateral held in connection with securities lending.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Scudder Mid Cap Growth Fund

Statement of Assets and Liabilities as of September 30, 2004
Assets
Investments: Investments in securities, at value (cost $501,877,361) - including $52,155,066 of securities loaned	$ 591,695,823
Investment in Scudder Cash Management QP Trust (cost $30,874,628)	30,874,628
Investment in Daily Assets Fund Institutional (cost $53,900,640)	53,900,640
Total investments in securities, at value (cost $586,652,629)	676,471,091
Receivable for Fund shares sold	627,519
Dividends receivable	132,931
Interest receivable	83,395
Total assets	677,314,936
Liabilities
Payable for Fund shares redeemed	1,586,277
Payable upon return of securities loaned	53,900,640
Accrued investment advisory fee	250,975
Other accrued expenses and payables	376,244
Total liabilities	56,114,136
Net assets, at value	$ 621,200,800
Net Assets
Accumulated net investment loss	(2,354)
Net unrealized appreciation (depreciation) on investments	89,818,462
Accumulated net realized gain (loss)	(73,409,871)
Paid-in capital	604,794,563
Net assets, at value	$ 621,200,800

The accompanying notes are an integral part of the financial statements.

Scudder Mid Cap Growth Fund

Statement of Assets and Liabilities as of September 30, 2004 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($241,929,124 / 20,059,482 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 12.06
Maximum offering price per share (100 / 94.25 of $12.06)	$ 12.80
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($8,507,117 / 717,585 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)
$ 11.86
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($7,571,523 / 638,734 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)
$ 11.85
Investment Class Net Asset Value, offering and redemption price per share ($34,519,301 / 2,861,017 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 12.07
Class R Net Asset Value, offering and redemption price per share ($468,692 / 38,946 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 12.03
Institutional Class Net Asset Value, offering and redemption price per share ($328,205,043 / 26,923,580 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 12.19

The accompanying notes are an integral part of the financial statements.

Scudder Mid Cap Growth Fund

Statement of Operations for the year ended September 30, 2004
Investment Income
Income: Dividends	$ 1,942,322
Securities lending income, including income from Daily Assets Fund Institutional	66,202
Interest - Cash Management Fund Institutional	75,620
Interest - Scudder Cash Management QP Trust	437,964
Total Income	2,522,108
Expenses: Investment advisory fee	4,142,355
Administrator service fee	2,659,687
Distribution and shareholder servicing fees	757,324
Auditing	89,054
Legal	31,323
Trustees' fees and expenses	30,945
Reports to shareholders	3,660
Registration fees	122,303
Other	41,062
Total expenses, before expense reductions	7,877,713
Expense reductions	(611,434)
Total expenses, after expense reductions	7,266,279
Net investment income (loss)	(4,744,171)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	27,390,333
Net unrealized appreciation (depreciation) during the period on investments	6,813,260
Net gain (loss) on investment transactions	34,203,593
Net increase (decrease) in net assets resulting from operations	$ 29,459,422

The accompanying notes are an integral part of the financial statements.

Scudder Mid Cap Growth Fund

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended September 30,
	2004	2003
Operations: Net investment income (loss)	$ (4,744,171)	$ (2,389,261)
Net realized gain (loss) on investment transactions	27,390,333	(5,611,344)
Net unrealized appreciation (depreciation) on investment transactions during the period	6,813,260	98,214,735
Net increase (decrease) in net assets resulting from operations	29,459,422	90,214,130
Fund share transactions: Proceeds from shares sold	134,025,487	272,735,092
In-kind subscription	-	103,862,346
Cost of shares redeemed	(123,552,196)	(79,546,144)
Net increase (decrease) in net assets from Fund share transactions	10,473,291	297,051,294
Increase (decrease) in net assets	39,932,713	387,265,424
Net assets at beginning of period	581,268,087	194,002,663
Net assets at end of period (including accumulated net investment loss of $2,354 at September 30, 2004)	$ 621,200,800	$ 581,268,087

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Scudder Mid Cap Growth Fund

Class A
Years Ended September 30,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.46	$ 9.31	$ 11.49
Income (loss) from investment operations: Net investment income (loss)[b]	(.10)	(.08)	(.01)
Net realized and unrealized gain (loss) on investment transactions	.70	2.23	(2.17)
Total from investment operations	.60	2.15	(2.18)
Net asset value, end of period	$ 12.06	$ 11.46	$ 9.31
Total Return (%)[c]	5.24	23.09	(18.97)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	242	212.6
Ratio of expenses before expense reductions (%)	1.35	1.34	1.48*
Ratio of expenses after expense reductions (%)	1.25	1.25	1.25*
Ratio of net investment income (loss) (%)	(.86)	(.74)	(.63)*
Portfolio turnover rate (%)	116	82	120[d]
[a] For the period June 28, 2002 (commencement of operations of Class A shares) to September 30, 2002.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
[d] On March 28, 2002, the Capital Appreciation Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Mid Cap Growth Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.
* Annualized
** Not annualized

Scudder Mid Cap Growth Fund

Class B
Years Ended September 30,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.35	$ 9.29	$ 11.49
Income (loss) from investment operations: Net investment income (loss)[b]	(.19)	(.15)	(.03)
Net realized and unrealized gain (loss) on investment transactions	.70	2.21	(2.17)
Total from investment operations	.51	2.06	(2.20)
Net asset value, end of period	$ 11.86	$ 11.35	$ 9.29
Total Return (%)[c]	4.49	22.17	(19.15)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	6.3
Ratio of expenses before expense reductions (%)	2.10	2.09	2.22*
Ratio of expenses after expense reductions (%)	2.00	2.00	2.00*
Ratio of net investment income (loss) (%)	(1.61)	(1.49)	(1.38)*
Portfolio turnover rate (%)	116	82	120[d]
[a] For the period June 28, 2002 (commencement of operations of Class B shares) to September 30, 2002.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
[d] On March 28, 2002, the Capital Appreciation Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Mid Cap Growth Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.
* Annualized
** Not annualized

Scudder Mid Cap Growth Fund

Class C
Years Ended September 30,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.35	$ 9.29	$ 11.49
Income (loss) from investment operations: Net investment income (loss)[b]	(.19)	(.16)	(.03)
Net realized and unrealized gain (loss) on investment transactions	.69	2.22	(2.17)
Total from investment operations	.50	2.06	(2.20)
Net asset value, end of period	$ 11.85	$ 11.35	$ 9.29
Total Return (%)[c]	4.41	22.17	(19.15)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	5.1
Ratio of expenses before expense reductions (%)	2.10	2.09	2.20*
Ratio of expenses after expense reductions (%)	2.00	2.00	2.00*
Ratio of net investment income (loss) (%)	(1.61)	(1.49)	(1.38)*
Portfolio turnover rate (%)	116	82	120[d]
[a] For the period June 28, 2002 (commencement of operations of Class C shares) to September 30, 2002.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
[d] On March 28, 2002, the Capital Appreciation Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Mid Cap Growth Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.
* Annualized
** Not annualized

Scudder Mid Cap Growth Fund

Investment Class
Years Ended September 30,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 11.46	$ 9.31	$ 10.66	$ 17.57	$ 14.77
Income (loss) from investment operations:
Net investment income (loss)	(.11)[a]	(.08)[a]	(.06)[a]	(.03)	(.06)
Net realized and unrealized gain (loss) on investment transactions	.72	2.23	(1.29)	(6.41)	6.79
Total from investment operations	.61	2.15	(1.35)	(6.44)	6.73
Less distributions from: Net realized gains on investment transactions	-	-	-	(.47)	(3.93)
Net asset value, end of period	$ 12.07	$ 11.46	$ 9.31	$ 10.66	$ 17.57
Total Return (%)[b]	5.32	23.09	(12.66)	(37.26)	53.65
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	35	36	29	36	48
Ratio of expenses before expense reductions (%)	1.35	1.34	1.39[c]	1.43[c]	1.70[c]
Ratio of expenses after expense reductions (%)	1.25	1.25	1.25[c]	1.25[c]	1.25[c]
Ratio of net investment income (loss) (%)	(.86)	(.74)	(.55)	(.21)	(.40)
Portfolio turnover rate (%)	116	82	120[d]	251	146
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] The expense ratio of the Capital Appreciation Portfolio is included in this ratio.
[d] On March 28, 2002, the Capital Appreciation Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Mid Cap Growth Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.

Scudder Mid Cap Growth Fund

Class R
Years Ended September 30,	2004	2003[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.45	$ 10.78
Income (loss) from investment operations: Net investment income (loss)[b]	(.13)	(.03)
Net realized and unrealized gain (loss) on investment transactions	.71	.70
Total from investment operations	.58	.67
Net asset value, end of period	$ 12.03	$ 11.45
Total Return (%)[c]	5.07	6.22**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.5	.01
Ratio of expenses, before expense reductions (%)	1.60	1.59*
Ratio of expenses, after expense reductions (%)	1.50	1.50*
Ratio of net investment income (loss) (%)	(1.11)	(1.12)*
Portfolio turnover rate (%)	116	82
[a] For the period July 1, 2003 (commencement of operations of Class R shares) to September 30, 2003.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Scudder Mid Cap Growth Fund

Institutional Class
Years Ended September 30,	2004	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.55	$ 9.36	$ 10.69	$ 17.57	$ 18.60
Income (loss) from investment operations: Net investment income (loss)	(.08)[b]	(.05)[b]	(.04)[b]	.01	(.00)[c]
Net realized and unrealized gain (loss) on investment transactions	.72	2.24	(1.29)	(6.42)	(1.03)
Total from investment operations	.64	2.19	(1.33)	(6.41)	(1.03)
Less distributions from: Net realized gains on investment transactions	-	-	-	(.47)	-
Net asset value, end of period	$ 12.19	$ 11.55	$ 9.36	$ 10.69	$ 17.57
Total Return (%)[d]	5.54	23.40	(12.44)	(37.15)	55.50e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	328	323	164	231	414
Ratio of expenses before expense reductions (%)	1.10	1.09	1.14[f]	1.18[f]	1.45f*
Ratio of expenses after expense reductions (%)	1.00	1.00	1.00[f]	1.00[f]	1.00f*
Ratio of net investment income (loss) (%)	(.61)	(.49)	(.30)	.04	(.17)*
Portfolio turnover rate (%)	116	82	120[g]	251	146
[a] For the period August 31, 2000 (commencement of operations of Institutional Class shares) to September 30, 2000.
[b] Based on average shares outstanding during the period.
[c] Amount is less than $.005.
[d] Total return would have been lower had certain expenses not been reduced.
[e] At the close of business on August 31, 2000, shares of Equity Appreciation - Institutional Class merged into Institutional Class shares of Mid Cap. Equity Appreciation - Institutional Class was managed by the same investment management team with the same objectives, policies and strategies as Mid Cap. The performance shown reflects Equity Appreciation - Institutional Class shares' actual returns from its inception on October 12, 1993. Performance for periods after August 31, 2000 reflect the performance of the Mid Cap Growth Fund - Institutional Class.
[f] The expense ratio of the Capital Appreciation Portfolio is included in this ratio.
[g] On March 28, 2002, the Capital Appreciation Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Mid Cap Growth Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.
* Annualized
** Not annualized

Notes to Financial Statements

Scudder Mid Cap Growth Fund

A. Significant Accounting Policies

Mid Cap Growth Fund ("Scudder Mid Cap Growth Fund," formerly known as Scudder Mid Cap Fund or the "Fund") is a diversified series of Scudder Advisor Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Investment Class shares are not subject to initial or contingent deferred sales charges. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees, administrator fees, and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2004 the Fund had a net tax basis capital loss carryforward of approximately $73,176,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2010 ($43,846,000) and September 30, 2011 ($29,330,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations under section 382-384 of the Internal Revenue Code..

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ -
Capital loss carryforwards	$ (73,176,000)
Net unrealized appreciation (depreciation) on investments	$ 89,584,384

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended September 30, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $693,640,226 and $694,363,622, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund's Advisor. Investment Company Capital Corporation ("ICCC" or the "Administrator"), also an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund's Administrator.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The investment advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.65% of the Fund's average daily net assets, computed and accrued daily and payable monthly. The Fund did not impose a portion of its advisory fees equivalent to the advisory fees charged on assets invested in the affiliated money market fund, Cash Management Fund Institutional.

For the year ended September 30, 2004, the Advisor and Administrator have agreed to waive their fees or reimburse expenses to the extent necessary to maintain the annualized expenses of the classes of the Fund as follows:

Class A	1.25%
Class B	2.00%
Class C	2.00%
Investment Class	1.25%
Class R	1.50%
Institutional Class	1.00%

Accordingly, for the year ended September 30, 2004, the Advisor waived a portion of its fee pursuant to an Expense Limitation Agreement aggregating $607,357 and the amount imposed aggregated $3,534,998, which was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

For the year ended September 30, 2004, the Advisor has agreed to reimburse the Fund an additional $4,077 for expenses.

Administrator. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.65% of the average daily net assets for the Investment Class shares and 0.40% of average daily net assets for Class A, B, C, R and Institutional Class shares for the Fund, computed and accrued daily and payable monthly. For the year ended September 30, 2004, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Unpaid at September 30, 2004
Class A	$ 961,082	$ 85,813
Class B	33,858	2,943
Class C	28,266	2,577
Investment Class	256,458	19,536
Class R	1,069	200
Institutional Class	1,378,954	107,541
	$ 2,659,687	$ 218,610

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of the Class A and R shares and 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2004
Class A	$ 600,676	$ 49,226
Class B	63,484	5,280
Class C	52,999	4,635
Class R	669	95
	$ 717,828	$ 59,236

In addition, SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B, C and R shareholders at an annual rate of 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2004, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at September 30, 2004	Effective Rate
Class B	$ 21,161	$ 1,812.25%
Class C	17,666	1,558.25%
Class R	669	176.25%
	$ 39,496	$ 3,546

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A and C shares for the year ended September 30, 2004 aggregated $25,021 and $158, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2004, the CDSC for the Fund's Class B and C shares was $16,914 and $2,000, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2004, SDI received $664.

Other. The Fund may invest in Cash Management Fund Institutional, an open-end management investment company managed by DeAM, Inc.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportions to their relative net assets.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2004		Year Ended September 30, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	5,005,161	$ 61,358,856	19,601,740	$ 199,012,862
Class B	411,481	4,998,080	576,020	5,883,977
Class C	369,612	4,482,963	432,633	4,390,031
Investment Class	1,038,822	12,914,435	1,330,437	13,297,401
Class R	51,208	641,498	933**	10,052**
Institutional Class	3,966,633	49,629,655	4,698,398	50,140,769
		$ 134,025,487		$ 272,735,092
In-kind subscription
Institutional Class	-	-	10,955,944	$ 103,862,346
		-		$ 103,862,346
Shares redeemed
Class A	(3,425,472)	$ (41,659,852)	(1,186,677)	$ (12,330,075)
Class B	(243,496)	(2,900,383)	(54,560)	(555,530)
Class C	(140,402)	(1,673,460)	(33,414)	(349,493)
Investment Class	(1,315,522)	(16,079,780)	(1,318,483)	(13,349,817)
Class R	(13,190)	(161,109)	(5)**	(56)**
Institutional Class	(4,966,118)	(61,077,612)	(5,242,506)	(52,961,173)
		$ (123,552,196)		$ (79,546,144)
Net increase (decrease)
Class A	1,579,689	$ 19,699,004	18,415,063	$ 186,682,787
Class B	167,985	2,097,697	521,460	5,328,447
Class C	229,210	2,809,503	399,219	4,040,538
Investment Class	(276,700)	(3,165,345)	11,954	(52,416)
Class R	38,018	480,389	928**	9,996**
Institutional Class	(999,485)	(11,447,957)	10,411,836	101,041,942
		$ 10,473,291		$ 297,051,294

** For the period July 1, 2003 (commencement of operations of Class R shares) to September 30, 2003.

F. In-Kind Subscription

As part of Deutsche Bank's effort to consolidate various legacy retirement plans, Deutsche Bank implemented a program to transfer various plan assets as a means to streamline the number of investment options offered to employee plan participants. As part of the consolidation program, on March 28, 2003 the Scudder Mid Cap Fund accepted securities and cash in payment for fund shares (received an in-kind subscription) from the BT Partnershare retirement plan in accordance with the Fund's purchase in-kind procedures. The transaction represented a percentage of the Fund's net assets at March 31, 2003 as follows:

	Purchase Amount	% of Net Assets
Mid Cap Fund	$ 103,862,346	37

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of Scudder Advisor Funds and Shareholders of Mid Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mid Cap Growth Fund (the "Fund") at September 30, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts November 24, 2004	PricewaterhouseCoopers LLP

Performance Summary September 30, 2004

Scudder Small Cap Growth Fund

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Investment Class and Class R shares are not subject to sales charges.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Effective on July 1, 2004, the Russell 2000 Growth Index replaced the Russell 2000 Index as the fund's benchmark index because the Advisor believes it is more appropriate to measure the fund's performance against the Russell 2000 Growth Index as it is more accurately reflects the fund's investment strategy.

Returns shown for Class A, B and C shares prior to their inception on June 28, 2002 and Class R shares prior to its inception on October 1, 2003 are derived from the historical performance of Investment Class shares of the Scudder Small Cap Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 9/30/04

Scudder Small Cap Growth Fund	1-Year	3-Year	5-Year	10-Year
Class A	7.95%	2.57%	3.63%	11.54%
Class B	7.16%	1.81%	2.86%	10.71%
Class C	7.16%	1.81%	2.86%	10.71%
Investment Class	7.95%	2.57%	3.63%	11.54%
Class R	7.82%	2.27%	3.30%	11.16%
Russell 2000 Index+	18.77%	13.71%	7.41%	9.87%
Russell 2000 Growth Index++	11.92%	9.09%	-.68%	5.55%

Source: Lipper Inc. and Deutsche Asset Management, Inc.

Scudder Small Cap Growth Fund

Net Asset Value
	Class A	Class B	Class C	Investment Class	Class R
Net Asset Value: 9/30/04	$ 21.29	$ 20.94	$ 20.94	$ 21.29	$ 21.29
10/1/03 (commencement of operations for Class R)	$ -	$ -	$ -	$ -	$ 20.06
9/30/03	$ 19.74	$ 19.56	$ 19.56	$ 19.74	$ -

Investment Class Lipper Rankings - Small-Cap Growth Funds Category as of 9/30/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	293	of	518	57
3-Year	337	of	420	81
5-Year	112	of	280	40
10-Year	17	of	80	21

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for the Investment Class shares; other classes may vary.

Scudder Small Cap Growth Fund

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Small Cap Growth Fund - Class A [] Russell 2000 Index+ [] Russell 2000 Growth Index++

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 9/30/04
Scudder Small Cap Growth Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,175	$10,169	$11,264	$28,093
	Average annual total return	1.75%	.56%	2.41%	10.88%
Class B	Growth of $10,000	$10,416	$10,353	$11,419	$27,662
	Average annual total return	4.16%	1.16%	2.69%	10.71%
Class C	Growth of $10,000	$10,716	$10,553	$11,515	$27,662
	Average annual total return	7.16%	1.81%	2.86%	10.71%
Russell 2000 Index+	Growth of $10,000	$11,877	$14,705	$14,296	$25,633
	Average annual total return	18.77%	13.71%	7.41%	9.87%
Russell 2000 Growth Index++	Growth of $10,000	$11,192	$12,982	$9,664	$17,158
	Average annual total return	11.92%	9.09%	-.68%	5.55%

The growth of $10,000 is cumulative.

+ Russell 2000 Index is an unmanaged index that tracks the common stock price movement of the 2,000 smallest companies of the Russell 3000 Index, which measures the performance of the 3,000 largest US companies based on total market capitalization.
++ Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX and Nasdaq.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Scudder Small Cap Growth Fund

Growth of an Assumed $10,000 Investment
[] Scudder Small Cap Growth Fund - Investment Class [] Russell 2000 Index+ [] Russell 2000 Growth Index++

Yearly periods ended September 30

Comparative Results as of 9/30/04
Scudder Small Cap Growth Fund		1-Year	3-Year	5-Year	10-Year
Investment Class	Growth of $10,000	$10,795	$10,790	$11,951	$29,807
	Average annual total return	7.95%	2.57%	3.63%	11.54%
Class R	Growth of $10,000	$10,782	$10,697	$11,761	$28,795
	Average annual total return	7.82%	2.27%	3.30%	11.16%
Russell 2000 Index+	Growth of $10,000	$11,877	$14,705	$14,296	$25,633
	Average annual total return	18.77%	13.71%	7.41%	9.87%
Russell 2000 Growth Index++	Growth of $10,000	$11,192	$12,982	$9,664	$17,158
	Average annual total return	11.92%	9.09%	-.68%	5.55%

The growth of $10,000 is cumulative.

+ Russell 2000 Index is an unmanaged index that tracks the common stock price movement of the 2,000 smallest companies of the Russell 3000 Index, which measures the performance of the 3,000 largest US companies based on total market capitalization.
++ Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX and Nasdaq.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Small Cap Growth Fund (the "Fund"), you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, all classes of the Fund limited these expenses; had they not done so, expenses would have been higher. The table is based on an investment of $1,000 made at the beginning of the six-month period ended September 30, 2004.

The table illustrates your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2004
Actual Fund Return	Class A	Class B	Class C	Investment Class	Class R
Beginning Account Value 4/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/04	$ 950.10	$ 945.80	$ 945.80	$ 949.20	$ 947.90
Expenses Paid per $1,000*	$ 6.08	$ 9.71	$ 9.74	$ 6.08	$ 7.30
Hypothetical 5% Fund Return	Class A	Class B	Class C	Investment Class	Class R
Beginning Account Value 4/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/04	$ 1,018.83	$ 1,015.08	$ 1,015.06	$ 1,018.83	$ 1,017.58
Expenses Paid per $1,000*	$ 6.29	$ 10.06	$ 10.09	$ 6.30	$ 7.56

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Investment Class	Class R
Scudder Small Cap Growth Fund	1.25%	2.00%	2.00%	1.25%	1.50%

For more information, please refer to the Fund's prospectus.

Portfolio Summary September 30, 2004

Scudder Small Cap Growth Fund

Asset Allocation	9/30/04	9/30/03

Common Stocks	97%	92%
Cash Equivalents	3%	8%
	100%	100%

Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	9/30/04	9/30/03

Information Technology	25%	27%
Health Care	24%	15%
Consumer Discretionary	19%	12%
Financials	10%	13%
Industrials	10%	18%
Energy	7%	4%
Consumer Staples	3%	5%
Materials	2%	5%
Utilities	-	1%
	100%	100%

Ten Largest Equity Holdings at September 30, 2004 (22.9% of Portfolio)
1. Kronos, Inc. Designer, developer and manufacturer of hardware and software systems	2.8%
2. Centene Corp. Provider of managed care programs	2.6%
3. FMC Technologies, Inc. Manufacturer of oil and gas field machinery	2.5%
4. AMERIGROUP Corp. Provider of health care benefits	2.3%
5. United Natural Foods, Inc. Distributor of natural foods and related products	2.3%
6. Hot Topic, Inc. Operator of a retail apparel store	2.1%
7. Southwestern Energy Co. Distributor of natural gas and oil	2.1%
8. Affiliated Managers Group, Inc. Operator of integrated asset management services	2.1%
9. Aeropostale, Inc. Retailer of casual apparel and accessories	2.1%
10. Overnite Corp. Provider of less-than-truckload transportation	2.0%

Asset allocation, sector diversification and portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 52. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of September 30, 2004

Scudder Small Cap Growth Fund	Shares	Value ($)

Common Stocks 96.2%
Consumer Discretionary 18.4%
Hotels Restaurants & Leisure 8.4%
Buffalo Wild Wings, Inc.*	142,600	3,998,504
LIFE TIME FITNESS, Inc.*	212,300	5,447,618
P.F. Chang's China Bistro, Inc.* (d)	160,400	7,777,796
RARE Hospitality International, Inc.*	269,600	7,184,840
Shuffle Master, Inc.* (d)	147,400	5,521,604
		29,930,362
Media 3.1%
Journal Register Co.*	175,500	3,316,950
Netflix, Inc.* (d)	301,800	4,653,756
Radio One, Inc. "D"*	229,400	3,264,362
		11,235,068
Specialty Retail 5.8%
Aeropostale, Inc.*	315,000	8,253,000
Hot Topic, Inc.*	488,200	8,318,928
Sharper Image Corp.* (d)	199,300	4,274,985
		20,846,913
Textiles, Apparel & Luxury Goods 1.1%
Gildan Activewear, Inc. "A"*	144,100	4,063,620
Consumer Staples 2.5%
Food & Drug Retailing
United Natural Foods, Inc.*	343,800	9,145,080
Energy 7.1%
Energy Equipment & Services 2.8%
FMC Technologies, Inc.*	302,800	10,113,520
Oil & Gas 4.3%
Southwestern Energy Co.*	197,000	8,272,030
Western Gas Resources, Inc.	245,400	7,015,986
		15,288,016
Financials 9.9%
Capital Markets 4.2%
Jefferies Group, Inc.*	221,200	7,624,764
Piper Jaffray Companies, Inc.*	189,600	7,506,264
		15,131,028
Diversified Financial Services 4.5%
Affiliated Managers Group, Inc.* (d)	154,250	8,258,545
National Financial Partners Corp.	215,200	7,699,856
		15,958,401
Insurance 1.2%
Direct General Corp.	154,900	4,479,708
Health Care 22.5%
Biotechnology 2.6%
Martek Biosciences Corp.* (d)	113,500	5,520,640
Neurocrine Biosciences, Inc.*	79,200	3,735,072
		9,255,712
Health Care Equipment & Supplies 4.8%
Advanced Medical Optics, Inc.*	95,300	3,771,021
Cooper Companies, Inc. (d)	99,200	6,800,160
Wright Medical Group, Inc.*	260,300	6,538,736
		17,109,917
Health Care Providers & Services 11.0%
American Healthways, Inc.* (d)	167,700	4,881,747
AMERIGROUP Corp.	167,200	9,405,000
Beverly Enterprises, Inc.*	964,300	7,299,751
Centene Corp.*	244,800	10,423,584
United Surgical Partners International, Inc.*	216,900	7,450,515
		39,460,597
Pharmaceuticals 4.1%
Able Laboratories, Inc.*	171,000	3,276,360
Connetics Corp.*	240,400	6,495,608
United Therapeutics Corp.*	144,800	5,057,864
		14,829,832
Industrials 9.5%
Airlines 1.3%
SkyWest, Inc.	317,000	4,770,850
Commercial Services & Supplies 1.4%
CoStar Group, Inc.*	101,200	4,978,028
Machinery 2.7%
Bucyrus International, Inc. "A"*	53,100	1,784,160
Joy Global, Inc.	224,500	7,718,310
		9,502,470
Road & Rail 1.8%
Heartland Express, Inc.	351,782	6,490,369
Transportation Infrastructure 2.3%
Overnite Corp.	259,200	8,146,656
Information Technology 24.2%
Communications Equipment 5.9%
Avocent Corp.*	270,400	7,038,512
CommScope, Inc.*	303,400	6,553,440
Foundry Networks, Inc.*	799,900	7,591,051
		21,183,003
Electronic Equipment & Instruments 0.2%
Cogent, Inc.*	39,800	725,156
IT Consulting & Services 3.2%
CSG Systems International, Inc.*	283,700	4,371,817
Websense, Inc.*	165,100	6,879,717
		11,251,534
Semiconductors & Semiconductor Equipment 4.3%
AMIS Holdings, Inc.*	593,600	8,025,472
Micrel, Inc.*	721,900	7,514,979
		15,540,451
Software 10.6%
Altiris, Inc.*	190,800	6,038,820
Hyperion Solutions Corp.*	209,800	7,131,102
Kronos, Inc.*	252,900	11,200,941
Macromedia, Inc.*	369,800	7,425,584
THQ, Inc.* (d)	322,500	6,275,850
		38,072,297
Materials 2.1%
Metals & Mining
Steel Dynamics, Inc. (d)	190,600	7,360,972
Total Common Stocks (Cost $317,101,460)		344,869,560

Securities Lending Collateral 12.0%
Daily Assets Fund Institutional, 1.76% (c) (e) (Cost $42,784,500)	42,784,500	42,784,500

Cash Equivalent 3.4%
Scudder Cash Management QP Trust, 1.70% (b) (Cost $12,257,330)	12,257,330	12,257,330

Scudder Small Cap Growth Fund	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $372,143,290) (a)	111.6	399,911,390
Other Assets and Liabilities, Net	(11.6)	(41,545,614)
Net Assets	100.0	358,365,776

* Non-income producing security.
(a) The cost for federal income tax purposes was $372,302,653. At September 30, 2004, net unrealized appreciation for all securities based on tax cost was $27,608,737. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $51,103,106 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $23,494,369.
(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annual seven-day yield at period end.
(c) Daily Assets Fund Institutional, an affiliated fund, is also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(d) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at September 30, 2004 amounted to $41,433,511, which is 11.6% of net assets.
(e) Represents collateral held in connection with securities lending.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Scudder Small Cap Growth Fund

Statement of Assets and Liabilities as of September 30, 2004
Assets
Investments: Investments in securities, at value (cost $317,101,460) - including $41,433,511 of securities loaned	$ 344,869,560
Investment in Scudder Cash Management QP Trust (cost $12,257,330)	12,257,330
Investment in Daily Assets Fund Institutional (cost $42,784,500)	42,784,500
Total investments in securities, at value (cost $372,143,290)	399,911,390
Cash	477,600
Receivable for investments sold	364,350
Dividends receivable	64,631
Interest receivable	24,203
Receivable for Fund shares sold	1,161,712
Other assets	41,097
Total assets	402,044,983
Liabilities
Payable for investments purchased	168,000
Payable for Fund shares redeemed	375,934
Payable upon return of securities loaned	42,784,500
Accrued investment advisory fee	115,630
Other accrued expenses and payables	235,143
Total liabilities	43,679,207
Net assets, at value	$ 358,365,776
Net Assets
Net assets consist of: Accumulated net investment loss	(1,466)
Net unrealized appreciation (depreciation) on investments	27,768,100
Accumulated net realized gain (loss)	2,637,607
Paid-in capital	327,961,535
Net assets, at value	$ 358,365,776

The accompanying notes are an integral part of the financial statements.

Scudder Small Cap Growth Fund

Statement of Assets and Liabilities as of September 30, 2004 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($39,508,849 / 1,856,086 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 21.29
Maximum offering price per share (100 / 94.25 of $21.29)	$ 22.59
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($3,278,045 / 156,557 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)
$ 20.94
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($4,530,837 / 216,364 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)
$ 20.94
Investment Class Net Asset Value, offering and redemption price per share ($309,955,829 / 14,561,254 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 21.29
Class R Net Asset Value, offering and redemption price per share ($1,092,216 / 51,312 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 21.29

The accompanying notes are an integral part of the financial statements.

Scudder Small Cap Growth Fund

Statement of Operations for the year ended September 30, 2004
Investment Income
Income: Dividends	$ 941,853
Securities lending income, including income from Daily Assets Fund Institutional	61,397
Interest - Cash Management Fund Institutional	38,864
Interest - Scudder Cash Management QP Trust	163,096
Total Income	1,205,210
Expenses: Investment advisory fee	2,427,744
Administrator service fee	2,328,809
Distribution and shareholder servicing fees	156,985
Auditing	55,835
Legal	14,559
Trustees' fees and expenses	21,555
Reports to shareholders	15,461
Registration fees	67,228
Other	21,358
Total expenses, before expense reductions	5,109,534
Expense reductions	(378,784)
Total expenses, after expense reductions	4,730,750
Net investment income (loss)	(3,525,540)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	31,830,561
Net unrealized appreciation (depreciation) during the period on investments	(3,709,078)
Net gain (loss) on investment transactions	28,121,483
Net increase (decrease) in net assets resulting from operations	$ 24,595,943

The accompanying notes are an integral part of the financial statements.

Scudder Small Cap Growth Fund

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended September 30,
	2004	2003
Operations: Net investment income (loss)	$ (3,525,540)	$ (2,303,918)
Net realized gain (loss) on investment transactions	31,830,561	(14,930,010)
Net unrealized appreciation (depreciation) on investment transactions during the period	(3,709,078)	66,694,997
Net increase (decrease) in net assets resulting from operations	24,595,943	49,461,069
Fund share transactions: Proceeds from shares sold	152,100,288	183,028,197
In-kind subscription	-	52,899,162
Cost of shares redeemed	(161,740,929)	(146,431,067)
Net increase (decrease) in net assets from Fund share transactions	(9,640,641)	89,496,292
Increase (decrease) in net assets	14,955,302	138,957,361
Net assets at beginning of period	343,410,474	204,453,113
Net assets at end of period (including accumulated net investment loss of $1,466 and $1,483, respectively)	$ 358,365,776	$ 343,410,474

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Scudder Small Cap Growth Fund

Class A
Years Ended September 30,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 19.74	$ 16.58	$ 20.69
Income (loss) from investment operations: Net investment income (loss)[b]	(.20)	(.16)	(.03)
Net realized and unrealized gain (loss) on investment transactions	1.75	3.32	(4.08)
Total from investment operations	1.55	3.16	(4.11)
Net asset value, end of period	$ 21.29	$ 19.74	$ 16.58
Total Return (%)[c]	7.95	19.06	(19.86)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	40	25.6
Ratio of expenses before expense reductions (%)	1.35	1.37	1.37*
Ratio of expenses after expense reductions (%)	1.25	1.25	1.25*
Ratio of net investment income (loss) (%)	(.93)	(.90)	(.75)*
Portfolio turnover rate (%)	116	74	87[d]
[a] For the period June 28, 2002 (commencement of operations of Class A shares) to September 30, 2002.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
[d] On March 28, 2002, the Small Cap Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Small Cap Growth Fund as a stand-alone fund in addition to the Small Cap Portfolio.
* Annualized
** Not annualized

Scudder Small Cap Growth Fund

Class B
Years Ended September 30,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 19.56	$ 16.55	$ 20.69
Income (loss) from investment operations: Net investment income (loss)[b]	(.36)	(.30)	(.06)
Net realized and unrealized gain (loss) on investment transactions	1.74	3.31	(4.08)
Total from investment operations	1.38	3.01	(4.14)
Net asset value, end of period	$ 20.94	$ 19.56	$ 16.55
Total Return (%)[c]	7.16	18.19	(20.01)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	2.3
Ratio of expenses before expense reductions (%)	2.10	2.12	2.12*
Ratio of expenses after expense reductions (%)	2.00	2.00	2.00*
Ratio of net investment income (loss) (%)	(1.68)	(1.65)	(1.50)*
Portfolio turnover rate (%)	116	74	87[d]
[a] For the period June 28, 2002 (commencement of operations of Class B shares) to September 30, 2002.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
[d] On March 28, 2002, the Small Cap Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Small Cap Growth Fund as a stand-alone fund in addition to the Small Cap Portfolio.
* Annualized
** Not annualized

Scudder Small Cap Growth Fund

Class C
Years Ended September 30,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 19.56	$ 16.55	$ 20.69
Income (loss) from investment operations: Net investment income (loss)[b]	(.36)	(.30)	(.06)
Net realized and unrealized gain (loss) on investment transactions	1.74	3.31	(4.08)
Total from investment operations	1.38	3.01	(4.14)
Net asset value, end of period	$ 20.94	$ 19.56	$ 16.55
Total Return (%)[c]	7.16	18.19	(20.01)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	2.1
Ratio of expenses before expense reductions (%)	2.10	2.12	2.12*
Ratio of expenses after expense reductions (%)	2.00	2.00	2.00*
Ratio of net investment income (loss) (%)	(1.68)	(1.65)	(1.50)*
Portfolio turnover rate (%)	116	74	87[d]
[a] For the period June 28, 2002 (commencement of operations of Class C shares) to September 30, 2002.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
[d] On March 28, 2002, the Small Cap Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Small Cap Growth Fund as a stand-alone fund in addition to the Small Cap Portfolio.
* Annualized
** Not annualized

Scudder Small Cap Growth Fund

Investment Class
Years Ended September 30,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 19.74	$ 16.57	$ 19.73	$ 26.95	$ 21.89
Income (loss) from investment operations:
Net investment income (loss)	(.20)[a]	(.16)[a]	(.13)[a]	(.12)	(.15)
Net realized and unrealized gain (loss) on investment transactions	1.75	3.33	(3.03)	(5.53)	8.53
Total from investment operations	1.55	3.17	(3.16)	(5.65)	8.38
Less distributions from: Net realized gains on investment transactions	-	-	-	(1.57)	(3.32)
Net asset value, end of period	$ 21.29	$ 19.74	$ 16.57	$ 19.73	$ 26.95
Total Return (%)[b]	7.95	19.13	(16.02)	(21.77)	41.59
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	310	313	204	241	292
Ratio of expenses before expense reductions (%)	1.35	1.37	1.40[c]	1.46[c]	1.44[c]
Ratio of expenses after expense reductions (%)	1.25	1.25	1.25[c]	1.25[c]	1.25[c]
Ratio of net investment income (loss) (%)	(.93)	(.90)	(.63)	(.53)	(.60)
Portfolio turnover rate (%)	116	74	87[d]	109	136
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] The expense ratio of the Small Cap Portfolio is included in this ratio.
[d] On March 28, 2002, the Small Cap Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Small Cap Growth Fund as a stand-alone fund in addition to the Small Cap Portfolio.

Scudder Small Cap Growth Fund

Class R
2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 20.06
Income (loss) from investment operations:
Net investment income (loss)[b]	(.25)
Net realized and unrealized gain (loss) on investment transactions	1.48
Total from investment operations	1.23
Net asset value, end of period	$ 21.29
Total Return (%)[c]	6.13**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1
Ratio of expenses before expense reductions (%)	1.60*
Ratio of expenses after expense reductions (%)	1.50*
Ratio of net investment income (loss) (%)	(1.14)*
Portfolio turnover rate (%)	116
[a] For the period October 1, 2003 (commencement of operations of Class R shares) to September 30, 2004.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Notes to Financial Statements

Scudder Small Cap Growth Fund

A. Significant Accounting Policies

Small Cap Growth Fund, ("Scudder Small Cap Growth Fund," formerly known as Scudder Small Cap Fund or the "Fund") is a diversified series of Scudder Advisor Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Investment Class shares are not subject to initial or contingent deferred sales charges. On October 1, 2003, the Fund commenced offering Class R shares which are only available to participants in certain retirement plans and are offered to investors without an initial sales charge.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees, administrator fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market investments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ -
Undistributed net long-term capital gains	$ 2,796,970
Net unrealized appreciation (depreciation) on investments	$ 27,608,737

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended September 30, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $410,068,794 and $415,895,960, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund's Advisor. Investment Company Capital Corporation ("ICCC" or the "Administrator"), also an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund's Administrator.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The investment advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.65% of the Fund's average daily net assets, computed and accrued daily and payable monthly. The Fund did not impose a portion of its advisory fees equivalent to the advisory fees charged on assets invested in the affiliated money market fund, Cash Management Fund Institutional.

For the year ended September 30, 2004, the Advisor and Administrator have contractually agreed to waive their fees or reimburse expenses to the extent necessary to maintain the annualized expenses of the classes of the Fund as follows:

Class A	1.25%
Class B	2.00%
Class C	2.00%
Investment Class	1.25%
Class R	1.50%

Accordingly, for the year ended September 30, 2004, the Advisor waived a portion of its advisory fee pursuant to an Expense Limitation Agreement aggregating $375,924 and the amount imposed aggregated $2,051,820 which was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

For the year ended September 30, 2004, the Advisor has agreed to reimburse the Fund an additional $2,860 for expenses.

Administrator. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.65% of the average daily net assets for the Investment Class and 0.40% of average daily net assets for Class A, B, C and R shares for the Fund, computed and accrued daily and payable monthly. For the year ended September 30, 2004, the Administrator Service Fee for the Fund was as follows:

Administrator Service Fee	Total Aggregated	Unpaid at September 30, 2004
Class A	$ 131,876	$ 12,710
Class B	12,011	1,079
Class C	16,320	1,441
Investment Class	2,165,615	170,145
Class R	2,987	2,987
	$ 2,328,809	$ 188,362

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of the Class A and R shares and 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2004
Class A	$ 82,421	$ 7,662
Class B	22,521	2,084
Class C	30,601	2,774
Class R	1,867	502
	$ 137,410	$ 13,022

In addition, SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2004, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at September 30, 2004	Effective Rate
Class B	$ 7,507	$ 645.25%
Class C	10,201	861.25%
Class R	1,867	283.25%
	$ 19,575	$ 1,789

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2004 aggregated $14,748. There were no underwriting commissions paid in connection with the distribution of Class C shares for the year ended September 30, 2004.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2004, the CDSC for the Fund's Class B and C shares was $7,441 and $1,826, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2004, SDI received $556.

Other. The Fund may invest in Cash Management Fund Institutional, an open-end management investment company managed by DeAM, Inc.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2004		Year Ended September 30, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,672,039	$ 36,271,328	1,752,188	$ 31,091,653
Class B	88,356	1,908,140	122,357	2,190,104
Class C	246,530	5,248,995	124,742	2,254,363
Investment Class	4,874,449	107,245,254	7,905,657	147,492,077
Class R*	63,776	1,426,571	-	-
		$ 152,100,288		$ 183,028,197
In-kind subscription
Investment Class	-	-	3,329,085	$ 52,899,162
		-		$ 52,899,162
Shares redeemed
Class A	(1,106,790)	$ (23,947,970)	(496,536)	$ (9,283,647)
Class B	(48,726)	(1,057,331)	(21,791)	(392,644)
Class C	(153,442)	(3,061,941)	(5,440)	(100,282)
Investment Class	(6,183,982)	(133,394,204)	(7,646,213)	(136,654,494)
Class R*	(12,464)	(279,483)	-	-
		$ (161,740,929)		$ (146,431,067)
Net increase (decrease)
Class A	565,249	$ 12,323,358	1,255,652	$ 21,808,006
Class B	39,630	850,809	100,566	1,797,460
Class C	93,088	2,187,054	119,302	2,154,081
Investment Class	(1,309,533)	(26,148,950)	3,588,529	63,736,745
Class R*	51,312	1,147,088	-	-
		$ (9,640,641)		$ 89,496,292

*For the period October 1, 2003 (commencement of operations of Class R shares) to March 31, 2004.

F. In-Kind Subscription

As part of Deutsche Bank's effort to consolidate various legacy retirement plans, Deutsche Bank implemented a program to transfer various plan assets as a means to streamline the number of investment options offered to employee plan participants. As part of the consolidation program, on March 28, 2003 the Scudder Small Cap Fund accepted securities and cash in payment for fund shares (received an in-kind subscription) from the BT Partnershare retirement plan in accordance with the Fund's purchase in-kind procedures. The transaction represented a percentage of the Fund's net assets at March 31, 2003 as follows:

	Purchase Amount	% of Net Assets
Small Cap Fund	$ 52,899,162	25

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of Scudder Advisor Funds and Shareholders of Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Small Cap Growth Fund (the "Fund") at September 30, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts November 24, 2004	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $3,077,000 as capital gain dividends for its year ended September 30, 2004, of which 100% represents 20% rate gains.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Performance Summary September 30, 2004

Scudder Micro Cap Fund

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class and Investment Class shares are not subject to sales charges.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Effective on July 1, 2004, the Russell 2000 Growth Index replaced the Russell 2000 Index as the fund's benchmark index because the Advisor believes it is more appropriate to measure the fund's performance against the Russell 2000 Growth Index as it more accurately reflects the fund's investment strategy.

Returns shown for Class A, B and C shares for the periods prior to their inception on June 28, 2002 are derived from the historical performance of Institutional Class shares of the Scudder Micro Cap Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 9/30/04

Scudder Micro Cap Fund	1-Year	3-Year	5-Year	Life of Class*
Class A	12.37%	7.16%	9.30%	13.12%
Class B	11.56%	6.38%	8.50%	12.27%
Class C	11.56%	6.38%	8.50%	12.27%
Institutional Class	12.63%	7.40%	9.56%	13.40%
Russell 2000 Index+	18.77%	13.71%	7.41%	7.45%
Russell 2000 Growth Index++	11.92%	9.09%	-.68%	2.22%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

* The Fund commenced operations on December 18, 1996. Index returns begin December 31, 1996.

Scudder Micro Cap Fund

Average Annual Total Returns (Unadjusted for Sales Charge) as of 9/30/04
Scudder Micro Cap Fund	1-Year	3-Year	5-Year	Life of Class**
Investment Class	12.37%	7.16%	9.28%	11.42%
Russell 2000 Index+	18.77%	13.71%	7.41%	5.68%
Russell 2000 Growth Index++	11.92%	9.09%	-.68%	.56%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

** Investment Class commenced operations on August 21, 1997. Index returns begin August 31, 1997.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Micro Cap Fund - Class A [] Russell 2000 Index+ [] Russell 2000 Growth Index++

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 9/30/04
Scudder Micro Cap Fund		1-Year	3-Year	5-Year	Life of Class*
Class A	Growth of $10,000	$10,591	$11,599	$14,704	$24,614
	Average annual total return	5.91%	5.07%	8.02%	12.26%
Class B	Growth of $10,000	$10,856	$11,840	$14,935	$24,638
	Average annual total return	8.56%	5.79%	8.35%	12.27%
Class C	Growth of $10,000	$11,156	$12,040	$15,035	$24,638
	Average annual total return	11.56%	6.38%	8.50%	12.27%
Russell 2000 Index+	Growth of $10,000	$11,877	$14,705	$14,296	$17,452
	Average annual total return	18.77%	13.71%	7.41%	7.45%
Russell 2000 Growth Index++	Growth of $10,000	$11,192	$12,982	$9,664	$11,853
	Average annual total return	11.92%	9.09%	-.68%	2.22%

The growth of $10,000 is cumulative.

* The Fund commenced operations on December 18, 1996. Index returns begin December 31, 1996.

Scudder Micro Cap Fund

Growth of an Assumed $1,000,000 Investment
[] Scudder Micro Cap Fund - Institutional Class [] Russell 2000 Index+ [] Russell 2000 Growth Index++

Yearly periods ended September 30

Comparative Results as of 9/30/04
Scudder Micro Cap Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,126,300	$1,238,800	$1,578,300	$2,660,700
	Average annual total return	12.63%	7.40%	9.56%	13.40%
Russell 2000 Index+	Growth of $1,000,000	$1,187,700	$1,470,500	$1,429,600	$1,745,200
	Average annual total return	18.77%	13.71%	7.41%	7.45%
Russell 2000 Growth Index++	Growth of $1,000,000	$1,119,200	$1,298,200	$966,400	$1,185,300
	Average annual total return	11.92%	9.09%	-.68%	2.22%

The growth of $1,000,000 is cumulative.

The minimum investment for Institutional Class shares is $1,000,000.

* The Fund commenced operations on December 18, 1996. Index returns begin December 31, 1996.
+ Russell 2000 Index is an unmanaged index that tracks the common stock price movement of the 2,000 smallest companies of the Russell 3000 Index, which measures the performance of the 3,000 largest US companies based on total market capitalization.
++ Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX and Nasdaq.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Scudder Micro Cap Fund

Comparative Results as of 9/30/04
		1-Year	3-Year	5-Year	Life of Class**
Investment Class	Growth of $10,000	$11,237	$12,305	$15,585	$21,570
	Average annual total return	12.37%	7.16%	9.28%	11.42%
Russell 2000 Index+	Growth of $10,000	$11,877	$14,705	$14,296	$14,794
	Average annual total return	18.77%	13.71%	7.41%	5.68%
Russell 2000 Growth Index++	Growth of $10,000	$11,192	$12,982	$9,664	$10,403
	Average annual total return	11.92%	9.09%	-.68%	.56%

The growth of $10,000 is cumulative.

** Investment Class commenced operations on August 21, 1997. Index returns begin August 31, 1997.
+ Russell 2000 Index is an unmanaged index that tracks the common stock price movement of the 2,000 smallest companies of the Russell 3000 Index, which measures the performance of the 3,000 largest US companies based on total market capitalization.
++ Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX and Nasdaq.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Net Asset Value
	Class A	Class B	Class C	Investment Class	Institutional Class
Net Asset Value: 9/30/04	$ 20.99	$ 20.64	$ 20.64	$ 20.97	$ 21.32
9/30/03	$ 18.69	$ 18.52	$ 18.51	$ 18.67	$ 18.93

Institutional Class Lipper Rankings - Small-Cap Growth Funds Category as of 9/30/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	165	of	518	32
3-Year	181	of	420	43
5-Year	29	of	280	11

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Information About Your Fund's Expenses

As an investor of the Micro Cap Fund (the "Fund"), you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, all classes of the Fund limited these expenses; had they not done so, expenses would have been higher. The table is based on an investment of $1,000 made at the beginning of the six-month period ended September 30, 2004.

The table illustrates your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2004
Actual Fund Return	Class A	Class B	Class C	Investment Class	InstitutionalClass
Beginning Account Value 4/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/04	$ 966.40	$ 963.20	$ 962.70	$ 966.40	$ 967.30
Expenses Paid per $1,000*	$ 8.55	$ 12.22	$ 12.22	$ 8.56	$ 7.30
Hypothetical 5% Fund Return	Class A	Class B	Class C	Investment Class	InstitutionalClass
Beginning Account Value 4/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/04	$ 1,016.37	$ 1,012.62	$ 1,012.62	$ 1,016.36	$ 1,017.64
Expenses Paid per $1,000*	$ 8.77	$ 12.53	$ 12.53	$ 8.78	$ 7.49

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Investment Class	InstitutionalClass
Scudder Micro Cap Fund	1.74%	2.49%	2.49%	1.74%	1.49%

For more information, please refer to the Fund's prospectus.

Portfolio Summary September 30, 2004

Scudder Micro Cap Fund

Asset Allocation	9/30/04	9/30/03

Common Stocks	99%	95%
Cash Equivalents	1%	5%
	100%	100%

Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	9/30/04	9/30/03

Information Technology	24%	38%
Health Care	21%	18%
Consumer Discretionary	19%	15%
Industrials	15%	10%
Financials	11%	10%
Energy	6%	3%
Materials	2%	-
Consumer Staples	2%	3%
Utilities	-	3%
	100%	100%

Ten Largest Equity Holdings at September 30, 2004 (30.9% of Portfolio)
1. Red Robin Gourmet Burgers Owner that operates a chain of specialty restaurants	4.4%
2. Carrizo Oil & Gas, Inc. Producer of gas and crude oil	3.9%
3. ANSYS, Inc. Developer of software solutions for design analysis	3.6%
4. Open Solutions, Inc. Provider of a system which integrates electronic commerce	3.1%
5. Education Lending Group, Inc. Provider of financial aid products to schools	2.7%
6. CoStar Group, Inc. Provider of building plan information	2.7%
7. Wabash National Corp. Manufacturer and marketer of truck trailers	2.7%
8. Connetics Corp. Producer of pharmaceuticals	2.7%
9. Centene Corp. Provider of managed care programs	2.6%
10. General Cable Corp. Manufacturer of copper wire and cable products for communications and electrical markets	2.5%

Asset allocation, sector diversification and portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 82. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of September 30, 2004

Scudder Micro Cap Fund	Shares	Value ($)

Common Stocks 97.6%
Consumer Discretionary 18.3%
Hotels Restaurants & Leisure 8.2%
Buffalo Wild Wings, Inc.*	94,300	2,644,172
Red Robin Gourmet Burgers*	110,900	4,843,003
Shuffle Master, Inc.* (c)	29,800	1,116,308
		8,603,483
Specialty Retail 10.1%
Brookstone, Inc.*	116,900	2,208,241
Cache, Inc.*	142,000	2,130,000
Design Within Reach, Inc.*	117,800	2,024,982
Gander Mountain Co.* (c)	90,609	1,813,539
Sharper Image Corp.* (c)	115,300	2,473,185
		10,649,947
Consumer Staples 2.0%
Food & Drug Retailing
Wild Oats Markets, Inc.*	238,100	2,057,184
Energy 6.4%
Oil & Gas
Brigham Exploration Co.*	261,700	2,459,980
Carrizo Oil & Gas, Inc.*	445,200	4,260,564
		6,720,544
Financials 10.4%
Banks 4.4%
Fidelity Bancshares, Inc.	40,000	1,487,600
Franklin Bank Corp.*	107,200	1,827,760
Mercantile Bank Corp.	35,860	1,249,362
		4,564,722
Diversified Financial Services 4.9%
Education Lending Group, Inc.* (c)	201,800	2,982,604
Marlin Business Services, Inc.*	115,600	2,168,656
		5,151,260
Insurance 1.1%
Donegal Group, Inc. "A"	61,900	1,188,480
Health Care 20.0%
Biotechnology 2.0%
Serologicals Corp.*	89,200	2,081,036
Health Care Providers & Services 11.9%
Amedisys, Inc.*	87,600	2,623,620
America Service Group, Inc.*	64,000	2,626,560
Centene Corp.*	66,500	2,831,570
Gentiva Health Services, Inc.*	119,400	1,954,578
Psychiatric Solutions, Inc.*	98,200	2,489,370
		12,525,698
Pharmaceuticals 6.1%
Able Laboratories, Inc.*	116,600	2,234,056
Connetics Corp.*	108,800	2,939,776
United Therapeutics Corp.*	36,500	1,274,945
		6,448,777
Industrials 15.1%
Aerospace & Defense 1.5%
EDO Corp.	54,200	1,504,050
Commercial Services & Supplies 5.0%
CoStar Group, Inc.*	60,600	2,980,914
Marten Transport Ltd.*	130,750	2,284,203
		5,265,117
Electrical Equipment 2.6%
General Cable Corp.*	259,000	2,755,760
Machinery 3.4%
Bucyrus International, Inc. "A"*	17,100	574,560
Wabash National Corp.*	108,300	2,975,001
		3,549,561
Marine 0.1%
Top Tankers, Inc.*	8,600	137,514
Road & Rail 2.5%
Celadon Group, Inc.*	139,100	2,649,855
Information Technology 23.2%
Computers & Peripherals 3.4%
NETGEAR, Inc.* (c)	81,100	991,042
Synaptics, Inc.*	127,800	2,576,448
		3,567,490
Electronic Equipment & Instruments 4.9%
Keithley Instruments, Inc.	124,000	2,163,800
Measurement Specialties Inc*	72,500	1,801,625
Paxar Corp.*	50,600	1,147,608
		5,113,033
Internet Software & Services 4.1%
Corillian Corp.*	366,500	1,689,565
Digitas, Inc.*	337,500	2,608,875
		4,298,440
Software 10.8%
Altiris, Inc.*	42,200	1,335,630
ANSYS, Inc.*	78,300	3,893,859
FalconStor Software, Inc.*	155,600	1,159,220
JDA Software Group, Inc.*	150,700	1,630,574
Open Solutions, Inc.*	134,800	3,365,956
		11,385,239
Materials 2.2%
Metals & Mining
NS Group, Inc.*	122,000	2,257,000
Total Common Stocks (Cost $84,484,302)		102,474,190

Securities Lending Collateral 5.5%
Daily Assets Fund Institutional, 1.76% (d) (e) (Cost $5,767,090)	5,767,090	5,767,090

Cash Equivalent 0.6%
Scudder Cash Management QP Trust, 1.70% (b) (Cost $659,730)	659,730	659,730

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $90,911,122) (a)	103.7	108,901,010
Other Assets and Liabilities, Net	(3.7)	(3,848,032)
Net Assets	100.0	105,052,978

* Non-income producing security.
(a) The cost for federal income tax purposes was $90,973,343. At September 30, 2004, net unrealized appreciation for all securities based on tax cost was $17,927,667. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $22,010,851 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,083,184.
(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at September 30, 2004 to $5,571,088, which is 5.3% of net assets.
(d) Daily Assets Fund Institutional, an affiliated fund, is also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(e) Represents collateral held in connection with securities lending.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Scudder Micro Cap Fund

Statement of Assets and Liabilities as of September 30, 2004
Assets
Investments: Investments in securities, at value (cost $84,484,302) - including $5,571,088 of securities loaned	$ 102,474,190
Investment in Scudder Cash Management QP Trust (cost $659,730)	659,730
Investment in Daily Assets Fund Institutional (cost $5,767,090)	5,767,090
Total investments in securities, at value (cost $90,911,122)	108,901,010
Receivable for investments sold	2,691,675
Dividends receivable	4,000
Interest receivable	2,330
Receivable for Fund shares sold	85,408
Due from Advisor	20,620
Other assets	21,222
Total assets	111,726,265
Liabilities
Payable for investments purchased	612,666
Payable for Fund shares redeemed	179,943
Payable upon return of securities loaned	5,767,090
Other accrued expenses and payables	113,588
Total liabilities	6,673,287
Net assets, at value	$ 105,052,978
Net Assets
Net assets consist of: Accumulated net investment loss	(591)
Net unrealized appreciation (depreciation) on investments	17,989,888
Accumulated net realized gain (loss)	7,724,498
Paid-in capital	79,339,183
Net assets, at value	$ 105,052,978

The accompanying notes are an integral part of the financial statements.

Scudder Micro Cap Fund

Statement of Assets and Liabilities as of September 30, 2004 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($22,348,559 / 1,064,875 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 20.99
Maximum offering price per share (100 / 94.25 of $20.99)	$ 22.27
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($5,473,468 / 265,202 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)
$ 20.64
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($14,004,554 / 678,461 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)
$ 20.64
Investment Class Net Asset Value, offering and redemption price per share ($18,779,561 / 895,464 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 20.97
Institutional Class Net Asset Value, offering and redemption price per share ($44,446,836 / 2,084,818 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 21.32

The accompanying notes are an integral part of the financial statements.

Scudder Micro Cap Fund

Statement of Operations for the year ended September 30, 2004
Investment Income
Dividends	$ 272,364
Securities lending income, including income from Daily Assets Fund Institutional	8,808
Interest	10,579
Interest - Scudder Cash Management QP Trust	81,897
Total Income	373,648
Expenses: Investment advisory fee	2,053,307
Administrator service fee	301,154
Distribution and shareholder servicing fees	276,510
Custody fees	3,417
Auditing	59,365
Legal	18,365
Trustees' fees and expenses	18,047
Reports to shareholders	41,060
Registration fees	84,515
Other	11,392
Total expenses, before expense reductions	2,867,132
Expense reductions	(552,011)
Total expenses, after expense reductions	2,315,121
Net investment income (loss)	(1,941,473)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	22,504,892
Net unrealized appreciation (depreciation) during the period on investments	(7,344,263)
Net gain (loss) on investment transactions	15,160,629
Net increase (decrease) in net assets resulting from operations	$ 13,219,156

The accompanying notes are an integral part of the financial statements.

Scudder Micro Cap Fund

Statement of Changes in Net Assets
	Years Ended September 30,
Increase (Decrease) in Net Assets	2004	2003
Operations: Net investment income (loss)	$ (1,941,473)	$ (852,531)
Net realized gain (loss) on investment transactions	22,504,892	(10,409,423)
Net unrealized appreciation (depreciation) on investment transactions during the period	(7,344,263)	39,153,860
Net increase (decrease) in net assets resulting from operations	13,219,156	27,891,906
Fund share transactions: Proceeds from shares sold	80,687,295	62,524,070
Cost of shares redeemed	(104,570,070)	(40,548,787)
Net increase (decrease) in net assets from Fund share transactions	(23,882,775)	21,975,283
Increase (decrease) in net assets	(10,663,619)	49,867,189
Net assets at beginning of period	115,716,597	65,849,408
Net assets at end of period (including accumulated net investment loss of $591 and $1,374, respectively)	105,052,978	$ 115,716,597

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Scudder Micro Cap Fund

Class A
Years Ended September 30,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 18.69	$ 14.07	$ 18.24
Income (loss) from investment operations: Net investment income (loss)[b]	(.31)	(.18)	.03
Net realized and unrealized gain (loss) on investment transactions	2.61	4.80	(4.20)
Total from investment operations	2.30	4.62	(4.17)
Net asset value, end of period	$ 20.99	$ 18.69	$ 14.07
Total Return (%)[c]	12.37	32.84	(22.86)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	22	11.6
Ratio of expenses before expense reductions (%)	2.15	2.16	2.22*
Ratio of expenses after expense reductions (%)	1.74	1.74	1.74*
Ratio of net investment income (loss) (%)	(1.47)	(1.09)	.70*
Portfolio turnover rate (%)	99	74	66
[a] For the period June 28, 2002 (commencement of operations of Class A shares) to September 30, 2002.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Scudder Micro Cap Fund

Class B
Years Ended September 30,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 18.52	$ 14.04	$ 18.24
Income (loss) from investment operations: Net investment income (loss)[b]	(.46)	(.30)	(.00)[c]
Net realized and unrealized gain (loss) on investment transactions	2.58	4.78	(4.20)
Total from investment operations	2.12	4.48	(4.20)
Net asset value, end of period	$ 20.64	$ 18.52	$ 14.04
Total Return (%)[d]	11.56	31.91	(23.03)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	3.3
Ratio of expenses before expense reductions (%)	2.90	2.91	2.97*
Ratio of expenses after expense reductions (%)	2.49	2.49	2.49*
Ratio of net investment income (loss) (%)	(2.22)	(1.84)	(.05)*
Portfolio turnover rate (%)	99	74	66
[a] For the period June 28, 2002 (commencement of operations of Class B shares) to September 30, 2002.
[b] Based on average shares outstanding during the period.
[c] Amount is less than $0.005.
[d] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Scudder Micro Cap Fund

Class C
Years Ended September 30,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 18.51	$ 14.04	$ 18.24
Income (loss) from investment operations: Net investment income (loss)[b]	(.46)	(.31)	(.00)[c]
Net realized and unrealized gain (loss) on investment transactions	2.59	4.78	(4.20)
Total from investment operations	2.13	4.47	(4.20)
Net asset value, end of period	$ 20.64	$ 18.51	$ 14.04
Total Return (%)[d]	11.56	31.84	(23.03)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14	5.3
Ratio of expenses before expense reductions (%)	2.90	2.91	2.97*
Ratio of expenses after expense reductions (%)	2.49	2.49	2.49*
Ratio of net investment income (loss) (%)	(2.22)	(1.84)	(.05)*
Portfolio turnover rate (%)	99	74	66
[a] For the period June 28, 2002 (commencement of operations of Class C shares) to September 30, 2002.
[b] Based on average shares outstanding during the period.
[c] Amount is less than $0.005.
[d] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Scudder Micro Cap Fund

Investment Class
Years Ended September 30,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 18.67	$ 14.06	$ 17.05	$ 24.36	$ 16.12
Income (loss) from investment operations:
Net investment income (loss)	(.31)[a]	(.17)[a]	(.18)[a]	(.15)	(.14)
Net realized and unrealized gain (loss) on investment transactions	2.61	4.78	(2.81)	(5.33)	9.79
Total from investment operations	2.30	4.61	(2.99)	(5.48)	9.65
Less distributions from: Net realized gains on investment transactions	-	-	-	(1.83)	(1.41)
Net asset value, end of period	$ 20.97	$ 18.67	$ 14.06	$ 17.05	$ 24.36
Total Return (%)[b]	12.37	32.79	(17.54)	(22.71)	63.87
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19	18	12	7	5
Ratio of expenses before expense reductions (%)	2.15	2.16	2.21	2.23	2.55
Ratio of expenses after expense reductions (%)	1.74	1.74	1.74	1.74	1.74
Ratio of net investment income (loss) (%)	(1.47)	(1.09)	(1.02)	(1.03)	(1.05)
Portfolio turnover rate (%)	99	74	66	79	137
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Scudder Micro Cap Fund

Institutional Class
Years Ended September 30,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 18.93	$ 14.22	$ 17.21	$ 24.52	$ 16.16
Income (loss) from investment operations:
Net investment income (loss)	(.26)[a]	(.14)[a]	(.14)[a]	(.13)	(.14)
Net realized and unrealized gain (loss) on investment transactions	2.65	4.85	(2.85)	(5.35)	9.91
Total from investment operations	2.39	4.71	(2.99)	(5.48)	9.77
Less distributions from: Net realized gains on investment transactions	-	-	-	(1.83)	(1.41)
Net asset value, end of period	$ 21.32	$ 18.93	$ 14.22	$ 17.21	$ 24.52
Total Return (%)[b]	12.63	33.12	(17.37)	(22.55)	64.49
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	44	79	52	33	37
Ratio of expenses before expense reductions (%)	1.90	1.91	1.96	1.98	2.30
Ratio of expenses after expense reductions (%)	1.49	1.49	1.49	1.49	1.49
Ratio of net investment income (loss) (%)	(1.22)	(.84)	(.77)	(.78)	(.78)
Portfolio turnover rate (%)	99	74	66	79	137
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

Scudder Micro Cap Fund

A. Significant Accounting Policies

Micro Cap Fund ("Scudder Micro Cap Fund" or the "Fund") is a diversified series of Scudder MG Investments Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Investment Class shares are not subject to initial or contingent deferred sales charges. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ -
Undistributed net long-term capital gains	$ 7,786,719
Net unrealized appreciation (depreciation) on investments	$ 17,927,667

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended September 30, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $123,838,098 and $147,231,669, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor and Administrator for the Fund.

Investment Advisory Agreement. Under the Investment Advisory Agreement the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The investment advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 1.50% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the year ended September 30, 2004, the Advisor and Administrator have contractually agreed to waive their fees or reimburse expenses to the extent necessary to maintain the annualized expenses of the classes of the Fund as follows:

Class A	1.74%
Class B	2.49%
Class C	2.49%
Investment Class	1.74%
Institutional Class	1.49%

Accordingly, for the year ended September 30, 2004, the Advisor waived a portion of its fee pursuant to an Expense Limitation Agreement aggregating $550,447 and the amount imposed aggregated $1,502,860 which was equivalent to an annual effective rate of 1.10% of the Fund's average daily net assets.

For the year ended September 30, 2004, the Advisor has agreed to reimburse the Fund an additional $1,564 for expenses.

Administrator. For its services as Administrator, DeAM, Inc. receives a fee (the "Administrator Service Fee") of 0.22% of the average daily net assets of the Fund, computed and accrued daily and payable monthly. For the year ended September 30, 2004, the Administrator Service Fee was $301,154, of which $20,620 is unpaid at September 30, 2004.

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of the Class A shares and 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2004
Class A	$ 53,019	$ 4,509
Class B	37,581	3,389
Class C	91,727	8,397
	$ 182,327	$ 16,295

In addition, SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B, C and Investment Class shareholders at an annual rate of 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2004, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at September 30, 2004	Effective Rate
Class B	$ 12,527	$ 1,057.25%
Class C	$ 30,576	2,647.25%
Investment Class	$ 51,080	14,868.25%
	$ 94,183	$ 18,572

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A and C shares for the year ended September 30, 2004 aggregated $12,785 and $27, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2004, the CDSC for the Fund's Class B and Class C shares was $5,385 and $10,467, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2004, SDI received none.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2004		Year Ended September 30, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,316,548	$ 27,788,628	580,974	$ 9,280,233
Class B	169,451	3,489,702	176,480	2,818,390
Class C	611,928	12,643,987	269,304	4,320,522
Investment Class	584,401	12,468,417	678,872	11,349,080
Institutional Class	1,138,301	24,296,561	2,203,386	34,755,845
		$ 80,687,295		$ 62,524,070
Shares redeemed
Class A	(835,692)	$ (17,362,766)	(74,483)	$ (1,221,233)
Class B	(79,747)	(1,648,486)	(19,570)	(309,042)
Class C	(194,335)	(4,012,795)	(26,322)	(416,546)
Investment Class	(647,559)	(13,634,551)	(561,094)	(9,441,743)
Institutional Class	(3,216,953)	(67,911,472)	(1,726,837)	(29,160,223)
		$ (104,570,070)		$ (40,548,787)
Net increase (decrease)
Class A	480,856	$ 10,425,862	506,491	$ 8,059,000
Class B	89,704	1,841,216	156,910	2,509,348
Class C	417,593	8,631,192	242,982	3,903,976
Investment Class	(63,158)	(1,166,134)	117,778	1,907,337
Institutional Class	(2,078,652)	(43,614,911)	476,549	5,595,622
		$ (23,882,775)		$ 21,975,283

F. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of Scudder MG Investments Trust and Shareholders of Micro Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Micro Cap Fund (the "Fund") at September 30, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston Massachusetts November 24, 2004	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $8,500,000 as capital gain dividends for its year ended September 30, 2004, of which 100% represents 20% rate gains.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

Independent Trustees
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Joseph R. Hardiman 5/27/37 Chairman since 2004 Trustee since 2002	Private Equity Investor (January 1997 to present); Director, Corvis Corporation[3] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Soundview Technology Group Inc. (investment banking) (July 1998-January 2004) and Director, Circon Corp.[3] (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).
		55
Richard R. Burt 2/3/47 Trustee since 2002	Chairman, Diligence LLC (international information collection and risk-management firm) (September 2002 to present); Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel Corporation[3] (April 1996 to present); Member of the Board, Hollinger International, Inc.[3] (publishing) (September 1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[3] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001).
		57
S. Leland Dill 3/28/30 Trustee since 1986 for the Scudder Advisor Funds Trustee since 2002 for the Scudder MG Investments Trust	Trustee, Phoenix Euclid Market Neutral Funds (since May 1998), Phoenix Funds (24 portfolios) (since May 2004) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (wine vintner) (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986); Trustee, Phoenix Zweig Series Trust (September 1989-May 2004).	55
Martin J. Gruber 7/15/37 Trustee since 1999 for the Scudder Advisor Funds Trustee since 2002 for the Scudder MG Investments Trust	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee (since January 2000) and Chairman of the Board (since February 2004), CREF (pension fund); Trustee of the TIAA-CREF mutual funds (53 portfolios) (since February 2004); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (pension fund) (January 1996-January 2000); Director, S.G. Cowen Mutual Funds (January 1985-January 2001).	55
Richard J. Herring 2/18/46 Trustee since 1999 for the Scudder Advisor Funds Trustee since 2002 for the Scudder MG Investments Trust	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	55
Graham E. Jones 1/31/33 Trustee since 2002 for the Scudder Advisor Funds Trustee since 1993 for the Scudder MG Investments Trust	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	55
Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present).	55
Philip Saunders, Jr. 10/11/35 Trustee since 1986 for the Scudder Advisor Funds Trustee since 2002 for the Scudder MG Investments Trust	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	55
William N. Searcy 9/3/46 Trustee since 2002 for the Scudder Advisor Funds Trustee since 1993 for the Scudder MG Investments Trust	Private investor (since October 2003); Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-October 2003).	55
Robert H. Wadsworth 1/29/40 Trustee since 2002	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May 1983 to present). Formerly, President and Trustee, Trust for Investment Managers (registered investment company) (April 1999-June 2002); President, Investment Company Administration, L.L.C. (January 1992*-July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies).
* Inception date of the corporation which was the predecessor to the L.L.C.
		58

Interested Trustee
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
William N. Shiebler[4] 2/6/42 Trustee, 2004-present	Chief Executive Officer in the Americas for Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999).	140

Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Julian F. Sluyters[5] 7/14/60 President and Chief Executive Officer, 2004-present	Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management.

Kenneth Murphy[6] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (September 2000 to present). Formerly, Director, John Hancock Signature Services (1992-2000).
Paul H. Schubert[5] 1/11/63 Chief Financial Officer, 2004-present	Managing Director, Deutsche Asset Management (2004-present); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004).

Charles A. Rizzo[6] 8/5/57 Treasurer since 2002	Managing Director, Deutsche Asset Management (April 2004 to present). Formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).

John Millette[6] 8/23/62 Secretary since 2003	Director, Deutsche Asset Management.
Daniel O. Hirsch 3/27/54 Assistant Secretary since 2003	Managing Director, Deutsche Asset Management (2002 to present) and Director, Deutsche Global Funds Ltd. (2002 to present). Formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).

Caroline Pearson[6] 4/1/62 Assistant Secretary since 2002	Managing Director, Deutsche Asset Management.
Bruce A. Rosenblum 9/14/60 Vice President since 2003 Assistant Secretary since 2002	Director, Deutsche Asset Management.
Kevin M. Gay[6] 11/12/59 Assistant Treasurer since 2004	Vice President, Deutsche Asset Management.
Salvatore Schiavone[6] 11/3/65 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
Kathleen Sullivan D'Eramo[6] 1/25/57 Assistant Treasurer since 2003	Director, Deutsche Asset Management.

1 Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.
2 Length of time served represents the date that each Trustee or Officer first began serving in that position with Scudder Advisor Funds of which Scudder Small and Mid Cap Funds are a series, and Scudder MG Investments Trust of which Scudder Micro Cap Fund is a series.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 Mr. Shiebler is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Shiebler is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates. Mr. Shiebler's business address is 280 Park Avenue, New York, New York.
5 Address: 345 Park Avenue, New York, New York.
6 Address: Two International Place, Boston, Massachusetts.

The fund's Statement of Additional Information includes additional information about the fund's Trustees. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B, C, Investment and Institutional Classes

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

For shareholders of Class R

Automated Information Lines	Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a Scudder service representative.
Written Correspondence	Scudder Retirement Services 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

		Scudder Mid Cap Growth Fund	Scudder Small Cap Growth Fund	Scudder Micro Cap Fund
Class A	Nasdaq Symbol	SMCAX	SSDAX	SMFAX
	CUSIP Number	81111R 882	81111R 791	81116P 634
Class B	Nasdaq Symbol	SMCBX	SSDBX	SMFBX
	CUSIP Number	81111R 874	81111R 783	81116P 626
Class C	Nasdaq Symbol	SMCCX	SSDCX	SMFCX
	CUSIP Number	81111R 866	81111R 775	81116P 618
Class R*	Nasdaq Symbol	SMCRX	SSDRX	N/A
	CUSIP Number	81111R 726	81111R 718	N/A
Investment Class	Nasdaq Symbol	BTCAX	BTSCX	MMFSX
	CUSIP Number	81111R 841	81111R 767	81116P 584
Institutional Class	Nasdaq Symbol	BTEAX	N/A	MGMCX
	CUSIP Number	81111R 858	N/A	81116P 592

* Scudder Mid Cap Growth Fund Class R shares commenced operations on July 1, 2003. Scudder Small Cap Growth Fund Class R shares commenced operations on October 1, 2003.

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period,  September 30, 2004,  Scudder MG Investments  Trust has adopted a code of ethics,  as defined in Item 2 of Form N-CSR,  that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr. S.
Leland Dill. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                             SCUDDER MICRO CAP FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP
("PWC"), the Fund's auditor, billed to the Fund during the Fund's last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the
Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
 Fiscal Year  Audit Fees                        Tax Fees        All Other
    Ended       Billed       Audit-Related     Billed to      Fees Billed
September 30,  to Fund   Fees Billed to Fund     Fund           to Fund
--------------------------------------------------------------------------------
2004           $41,500        $185              $6,930            $0
--------------------------------------------------------------------------------
2003           $38,000       $1,205             $6,600            $0
--------------------------------------------------------------------------------

The above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                  Audit-Related                               All
                 Fees Billed to  Tax Fees Billed to    Other Fees Billed
 Fiscal Year      Adviser and       Adviser and         to Adviser and
    Ended       Affiliated Fund   Affiliated Fund      Affiliated Fund
September 30,  Service Providers Service Providers    Service Providers
--------------------------------------------------------------------------------
2004              $613,907              $0                    $0
--------------------------------------------------------------------------------
2003              $502,457            $50,000                 $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures.

                               Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that
PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund's operations and financial reporting. The Audit
Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                            Total Non-Audit Fees
                           billed to Adviser and       Total
                              Affiliated Fund        Non-Audit
                             Service Providers     Fees billed
                            (engagements related  to Adviser and
                 Total         directly to the     Affiliated Fund
                Non-Audit      operations and     Service Providers
               Fees Billed  financial reporting      (all other        Total
 Fiscal Year     to Fund        of the Fund)        engagements)    of (A), (B)
    Ended
 September 30,      (A)             (B)                   (C)         and (C)
--------------------------------------------------------------------------------
2004               $6,930           $0              $1,356,816        $1,363,746
--------------------------------------------------------------------------------
2003               $6,600        $50,000            $5,674,073        $5,730,673
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for
DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD
21202.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Micro Cap Fund

By:                                 /s/Julian Sluyters
                                    ------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               December 6, 2004
                                    ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Micro Cap Fund

By:                                 /s/Julian Sluyters
                                    ------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               December 6, 2004
                                    ------------------------------

By:                                 /s/Paul Schubert
                                    ------------------------------
                                    Chief Financial Officer

Date:                               December 6, 2004
                                    ------------------------------